Registration No. 33-7724

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 22

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 28

Massachusetts Mutual Variable Annuity Separate Account 1

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President, Secretary and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b) of Rule 485.

☒    on May 1, 2007 pursuant to paragraph (b) of Rule 485.

☐    60 days after filing pursuant to paragraph (a) of Rule 485.

☐    on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page
2	Index of Special Terms
3	Table of Fees and Expenses
4	Condensed Financial Information
5	The Company; Investment Choices
6	Expenses; Distribution
7	Ownership; Purchasing a Flexible Purchase Payment Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page
8	The Income Phase
9	Payments on Death
10	Contract Value; Distribution
11	Highlights; Withdrawals
12	Taxes
13	Legal Proceedings
14	Additional Information

Caption in Statement of Additional Information
15	Cover Page
16	Table of Contents
17	General Information
18	Service Arrangements and Distribution; Experts; Custodian
19	Purchase of Securities Being Offered
20	Service Arrangements and Distribution
21	Not applicable
22	Contract Value Calculations
23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1

(For Tax Qualified Arrangements)

Massachusetts Mutual Variable Annuity Separate Account 2

(For Non-Tax Qualified Arrangements)

Flex Extra Variable Annuity

This prospectus describes the Flex Extra individual variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. The contracts provide for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in these contracts. These investment choices include a fixed interest account option called the Guaranteed Principal Account as well as the following funds offered through our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2.

MML Series Investment Fund II

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex Extra contracts.

To learn more about the Flex Extra contracts, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2007. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 35 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2007.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	11

Accumulation Unit	16

Annuitant	12

Annuity Options	26

Annuity Payments	25

Annuity Service Center	1

Annuity Unit Value	26

Free Withdrawals	24

Income Phase	25

Maturity Date	25

Non-Qualified	29

Purchase Payment	13

Qualified	29

Separate Account	14

Tax Deferral	11

Index of Special Terms

Highlights

The Prospectus and the Contract

This prospectus describes general provisions of the two Flex Extra variable annuity contracts: (1) the flexible purchase payment contract and (2) the single purchase payment contract, but is not intended to address all details of the contracts. Where the prospectus and contracts differ, the contracts will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call the Annuity Service Center at the number shown on page 1 of this prospectus.

We currently offer the flexible purchase payment contract for sale. We no longer offer the single purchase payment contract for sale. However, we continue to administer existing single purchase payment contracts. The contracts are the same, except that there are:

(1)	different sales and administrative charges;

(2)	different minimum purchase payment amounts; and

(3)	certain differences associated with tax-qualified plans.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

Highlights

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long- term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s). In some states, the period may be longer.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value or if you elect to begin receiving annuity payments under the contract. The amount of the contingent deferred sales charge depends on the type of contract you purchase, the length of time since we issued your contract and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge for the flexible purchase payment contract ranges from 8% to 0%. The contingent deferred sales charge for the single purchase payment contract ranges from 5% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the

Highlights

withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as the term is defined in the Internal Revenue Code;

•

paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made prior to August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase. State premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Contingent Deferred Sales Charge
(as a percentage of amount withdrawn or applied to an annuity option)	Current	Maximum

Single Purchase Payment Contract	5%*	5%*

Flexible Purchase Payment Contract	8%**	8%**

*Single Purchase Payment Contract Deferred Sales Charge Schedule
Contract Year	1	2	3	4	5	6 and later
Percentage of Amount Withdrawn	5%	4%	3%	2%	1%	0%

**Flexible Purchase Payment Deferred Sales Charge Schedule
Contract Year	1	2	3	4	5	6	7	8	9	10 and later
Percentage of Amount Withdrawn	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

Annual Administrative Charge	Current	Maximum

Single Purchase Payment Contract	$30	$50

Flexible Purchase Payment Contract	$35	$50

Separate Account Annual Expenses for Single and Flexible Purchase Payment Contracts
(as a percentage of average account value)	Current	Maximum

Mortality and Expense Risk Charge	1.15%	1.25%

Administrative Charge	0.15%	0.15%

Total Separate Account Annual Expenses	1.30%	1.40%

Table of Fees and Expenses

Annual Fund Operating Expenses for Single and Flexible Purchase Payment Contracts

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2006. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	0.69%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
MML Blend Fund	0.40%	0.03%	[1]	—	—	0.43%
MML Equity Fund	0.39%	0.03%	[1]	—	—	0.42%
MML Managed Bond Fund	0.45%	0.01%	[1]	—	—	0.46%
MML Money Market Fund	0.50%	0.06%		—	—	0.56%
Oppenheimer Global Securities Fund/VA	0.62%	0.04%	[2]	—	—	0.66%	[3]
Oppenheimer MidCap Fund/VA	0.67%	0.02%	[2]	—	—	0.69%	[3]
Oppenheimer Strategic Bond Fund/VA	0.62%	0.02%	[2]	—	—	0.64%	[4]

1. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

2. The “Other Expenses” in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

3. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $13,271 and $2,708, for Oppenheimer Global Securities Fund/VA and Oppenheimer MidCap Fund/VA, respectively, for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”

4. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in IMMF. During the year ended December 31, 2006, the manager waived $74,462 for IMMF management fees. The fund also had a reduction to custodian expenses of $5,883. After these waivers/reductions, the actual “Other Expenses” and “Total Annual Operating Expenses” as a percentage of average daily net assets were 0.01% and 0.63%.

(See the fund prospectuses for more information.)

Table of Fees and Expenses

Examples (Single Purchase Payment Contract)

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. There are two sets of Examples. The first set assumes you purchased a single purchase payment contract and the second set of Examples assumes you purchased a flexible purchase payment contract.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$680	$963	$1,252	$2,471	$217	$670	$1,148	$2,471
Sub-account with minimum total operating expenses	$654	$884	$1,115	$2,189	$190	$587	$1,010	$2,189

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the Table of Fees and Expenses apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$668	$928	$1,192	$2,347	$205	$633	$1,088	$2,347
Sub-account with minimum total operating expenses	$642	$848	$1,054	$2,061	$178	$551	$948	$2,061

Table of Fees and Expenses

Examples (Flexible Purchase Payment Contract)

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$974	$1,405	$1,752	$2,651	$235	$723	$1,238	$2,651
Sub-account with minimum total operating expenses	$949	$1,329	$1,621	$2,374	$208	$641	$1,101	$2,374

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the Table of Fees and Expenses apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$958	$1,358	$1,671	$2,480	$218	$672	$1,153	$2,480
Sub-account with minimum total operating expenses	$933	$1,281	$1,540	$2,199	$191	$590	$1,015	$2,199

For the single purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.03%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.05%.

For the flexible purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $35 as an annual charge of 0.16%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.23%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A—Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Flex Extra Variable Annuity Contracts

General Overview

Flex Extra is a contract between “you”, the owner and “us”, MassMutual. The contracts are intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The Flex Extra contracts, like all deferred annuity contracts, have two phases –the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contracts are called variable annuities because you can choose to allocate your purchase payment(s) among various investment choices. Your choices include seven funds and one fixed interest account called the Guaranteed Principal Account (GPA). The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select as well as the interest we credit on your value in the GPA.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, a fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

The contract is available as a flexible purchase payment contract. This contract is no longer available as a single premium payment contract. However, we continue to administer existing single purchase payment contracts.

Contracts issued by Massachusetts Mutual Variable Annuity Separate Account 1 are designed for use in retirement plans which qualify for special federal tax treatment under the Internal Revenue Code (Code).

Contracts issued by Massachusetts Mutual Variable Annuity Separate Account 2 are designed for use in retirement plan arrangements other than the qualified plans offered through Massachusetts Mutual Variable Annuity Separate Account 1. These contracts are referred to as non-qualified. They may be purchased by a Charitable Remainder Trust.

The Company/General Overview

Ownership of a Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner of the contract must be the annuitant, except in the following situations where there is:

•	a custodian for a minor annuitant under the Uniform Gifts or Transfers to Minors Act;

•	a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities);

•	a trust; or

•	an employer sponsored plan.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Participants under a qualified contract, except for TSAs and IRAs, may not be the contract owner. Therefore, the participants have no ownership rights. Under Section 457 deferred compensation plans, the state or political sub-division or tax-exempt organization must be the contract owner.

In most states, we will not issue a flexible purchase payment contract to you if you are 75 1/2 years or older as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

Annuitant

The annuitant is the person on whose life we base annuity payments.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

A sole primary beneficiary who is the surviving spouse of the owner of a contract that we issued as an IRA, may elect to treat the contract as if he/she were the contract owner. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit. Please call our Annuity Service Center for more information.

Ownership of a Contract

Purchasing a Flexible Purchase Payment Contract

Purchase Payments

Minimum:

•	$2,000, if you intend to make only one purchase payment over the lifetime of the contract; or otherwise

•	$600, divided by the number of installments (not more than 12) which you expect to make each year.

Maximum:

•	$1,000,000 total payments without our prior approval.

You can make additional purchase payments to your flexible purchase payment contract. However, additional purchase payments of less than $50 are subject to our approval.

You may make your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual VA

Annuity Payment Services

P.O. Box 92714

Chicago, IL 60675-2714

Overnight Mail

MassMutual VA

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch

8th Floor, Suite 2714

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank,

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Annuity Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP). Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payment(s) among the investment choices. If you make additional purchase payments under our flexible purchase payment contract, we will apply them in the same way that you requested on your application, unless you tell us otherwise.

Once we receive your initial purchase payment and the necessary information at our lockbox or Annuity Service Center, we will apply your initial purchase payment within 2 business days. If you do not give us all the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete the issue process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our lockbox or Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing a Flexible Purchase Payment Contract

Investment Choices

The Separate Accounts

Under Massachusetts law, we established two separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2). We established Separate Account 1 for qualified contracts on April 8, 1981, and Separate Account 2 for non-qualified contracts on October 14, 1981. The separate accounts are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940.

The separate accounts hold the assets that underlie the contracts, except those assets allocated to our general account. We keep the assets of each separate account separate from the assets of our general account and other separate accounts. The separate accounts are divided into subaccounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate accounts. We credit gains to or charge losses against the separate accounts, whether or not realized, without regard to the performance of other investment accounts. Assets of the separate accounts may not be used to pay any of our liabilities other than those arising from the contracts. If assets of the separate accounts exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of each separate account are not our generalized obligations and will be satisfied solely by the assets of each separate account.

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Asset Allocation/Balanced
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer MidCap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Guaranteed Principal Account

You may allocate purchase payments to our fixed interest account referred to as the Guaranteed Principal Account (GPA). Purchase payments allocated to the GPA and transfers to the GPA become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of

Investment Choices

exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the GPA or the general account. Disclosures regarding the GPA or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Subject to restrictions detailed under “Transfers” and “Withdrawals” you may make transfers of your contract value into or from the GPA and withdrawals from the GPA.

You do not participate in the investment performance of the assets in the GPA. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3.5% per year. We may also credit a higher rate of interest at our discretion.

Although we are not obligated to credit interest at a rate higher than 3.5%, we will credit and guarantee a secondary interest rate, that may be higher but will never be lower than 3.5%, for each calendar year period. In addition, we may pay a rate of interest in excess of the secondary guarantee for periods we deem appropriate.

For Tax Sheltered Annuities (TSAs), we credit interest on loaned amounts held in the GPA at a daily rate equivalent to the greater of:

•	3.5% per year, or

•	the adjustable loan interest rate in effect, less an amount that will not exceed 4%.

Contract Value

Your contract value is the sum of your value in the separate account and the GPA.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of one accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Strategic Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Strategic Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Strategic Bond Fund/VA.

Investment Choices/Contract Value

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers During the Accumulation Phase

You may transfer all or part of your assets among the funds or into the GPA at any time without charge. However, we reserve the right to limit transfers to once every 90 days. We also reserve the right to not allow transfers during the period 30 days before your contract enters the income phase. We do not charge a fee for making transfers.

You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers from the GPA to the funds are subject to the following restrictions:

(1)	You are limited to one transfer out of the GPA each contract year; and

(2)	Annual transfers out of the GPA cannot exceed 25% of the amount you have in the GPA on the date the transfer is made. However, if you transfer 25% of your contract value from the GPA for three consecutive contract years, the fourth consecutive annual transfer may be for the entire amount in the GPA, provided that no payments or transfers have been made into the GPA during the period.

If your contract is a Tax-Sheltered Annuity (TSA) with a right to make loans, the maximum amount of any transfer from the GPA is the lesser of:

(1)	25% of the amount in the GPA on the date the transfer is made; or

(2)	the amount in the GPA on the date the transfer is made, less the amount of any outstanding contract loan.

Finally, we reserve the right to:

(1)	limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year; and

(2)	prohibit transfers from the GPA to the MML Money Market Fund.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we

Transfers and Transfer Programs

determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is

Transfers and Transfer Programs

necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may not make any transfers during the income phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Annuity Service Center.

Overview. We currently offer the following transfer programs:

1.	Dollar Cost Averaging Program;

2.	Asset Allocation Program;

3.	Interest Sweep Option; and

4.	GPA Liquidation Program.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program. The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds or to the GPA. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfer you selected;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Asset Allocation Program. The Asset Allocation Program allows you to periodically adjust the percentage of your contract value allocated to selected investment choices. We will automatically transfer money between investment choices to maintain your desired allocation. With the Asset Allocation Program, you may maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

Your Asset Allocation Program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfer you elected;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Interest Sweep Option. Under this program, we will automatically transfer your earnings from your contract value in the GPA account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

Your Interest Sweep Option Program will terminate:

•	if your account balance falls below the required minimum amount in the GPA;

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

GPA Liquidation Program. Under the GPA Liquidation Program, you can automatically transfer 25% of your GPA balance to one or more funds until your GPA balance is liquidated in the fourth year. This option lets you systematically transfer your money into more aggressive funds. The GPA Liquidation Program does not assure a

Transfers and Transfer Programs

profit and does not protect you against loss in declining markets. There are no required minimum balances, and the program will continue until all your GPA account value is transferred. All transfers are made on an annual basis. You may adjust your allocations at any time.

Your GPA Liquidation Program will terminate:

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract;

•	if you add any money to the GPA through transfers or additional purchase payments during the 4-year period; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase you may make either a partial or total withdrawal of your contract value. For TSA contracts, the Internal Revenue Code imposes certain restrictions on withdrawals. The contract does not provide a death benefit after you withdraw your full contract value.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

If you make a partial withdrawal, you must tell us from which investment choices you want the withdrawal taken. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or the GPA, if less. If your request for a partial withdrawal will reduce your contract value to less than $500, we reserve the right to treat the request as a full withdrawal of your contract value. Partial withdrawals may be subject to a contingent deferred sales charge.

If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more annuity options.

We reserve the right to limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy

Transfers and Transfer Programs/Withdrawals

or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Automatic Withdrawal Option Program

We may from time to time refer to this as the Systematic Withdrawal Program (SWP).

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Annuity Service Center.

The Automatic Withdrawal Option Program allows you to set-up automatic periodic withdrawals from your contract value. We do not charge you for participation in the Automatic Withdrawal Option Program, but we reserve the right to charge up to $3 per withdrawal in the future.

Your Automatic Withdrawal Option Program will end:

•	if you withdraw your total contract value;

•	if the next automatic withdrawal will lower your contract value below $500, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Right to Make Loans from a TSA Contract

In some states, if your contract is a non-ERISA and non-Texas Optional Retirement Program TSA, you may be able to make a loan under your contract. All such loans must conform to the requirements of the Code. There are limitations on the amount of loan you can make and there is a required loan repayment schedule. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

Withdrawals/Right to Make Loans from a TSA Contract

If you own a TSA Contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any outstanding loan, plus

•	interest on the loan for 12 months based on the loan interest rate then in effect, plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

Amounts held in the GPA equal to the amount of any outstanding loan are not available for withdrawal.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. This charge is for:

•

the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current administrative expense and annual administrative charges will be insufficient to cover the actual cost of administering the contracts.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year.

If you own a single purchase payment contract, we deduct $30 per contract year as an administrative charge. The charge is $35 per contract year if you own a flexible purchase payment contract. We may increase this charge, but it will not exceed $50. We have set the administrative charge and the administrative expense charge so that we will not make a profit on these charges.

We make this deduction from the funds you have selected in the order noted in your contract and

Right to Make Loans from a TSA Contract/Expenses

then from the GPA. The charge we impose against amounts in the GPA will not be greater than 1% of your contract value in the GPA on the contract anniversary.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge if you elect to begin the income phase of your contract under certain annuity payment options. We use this charge to cover certain expenses related to the sale of the contract.

The contingent deferred sales charge will be a percent of the amount you withdraw or a percent of your contract value at the maturity date. The amount of the charge depends on the length of time between when we issued your contract and when you make a withdrawal or begin receiving annuity payments.

The contingent deferred sales charge is assessed as follows:

Contract Year of Withdrawal or Maturity	Charge for Flexible Purchase Payment Contracts	Charge for Single Purchase Payment Contracts
1st Year	8%	5%
2nd Year	8%	4%
3rd Year	7%	3%
4th Year	6%	2%
5th Year	5%	1%
6th Year	4%	0%
7th Year	3%	0%
8th Year	2%	0%
9th Year	1%	0%
10th Year	0%	0%
and thereafter

The total amount of the contingent deferred sales charge we deduct will not exceed 8.5% of your total purchase payments.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon our payment of a death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	If you are 59 1/2 or older, and you apply your entire contract value:

•	under a fixed lifetime payment option;

•	under a fixed annuity, fixed time payment option with payments for 10 years or more;

•	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

•	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply your entire contract value:

•	under a variable lifetime payment option; or

•	under a variable fixed-time payment option, with payments for 10 years or more.

•	On a lump-sum payment equal to the present value of the remaining payments under a variable fixed-time payment option, if we had imposed a contingent deferred sales charge on the maturity date.

•

If you surrender your contract before April 30, 2008 and you use the proceeds of the surrender to purchase a new group annuity issued by us. The group annuity contract may be subject to charges upon withdrawal.

•

If you withdraw “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans. They include TSAs and IRAs. We look to the Internal Revenue Code for the definition and description of excess contributions.

•

If your contract was purchased by exchanging a previously issued MassMutual variable annuity contract where we waived the contingent deferred sales charge due to an earlier exchange or which was subject to an initial sales charge.

Expenses

•	If you exchange a fixed annuity contract issued by us or any of our affiliates which has no surrender charge and has at least 60 days until its maturity date, for a single purchase payment contract.

•

If the bail out provision applies. The bail out provision applies if, at any time before your contract matures, the effective annual interest rate credited to the GPA falls below the specified interest rate for a calendar quarter. (New York requires that the values be in the GPA in order to take advantage of this provision.) The specified interest rate is equivalent to the average discount rate on the 91-day U. S. Treasury bills during the preceding quarter, reduced by 1.40%. Within 10 days after the effective annual interest rate credited to the GPA falls below the specified interest rate, we will send you a written notice. This notice will indicate that you may fully withdraw your contract value or begin receiving annuity payments without incurring a contingent deferred sales charge for a period of 60 days after we mail the notice to you.

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

Each contract year and on the maturity date, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your contract value. You may take this 10% in multiple withdrawals each contract year.

We have a different free withdrawal provision for contracts purchased by a Charitable Remainder Trust. Subject to state availability, we will not impose a contingent deferred sales charge on withdrawals in each contract year equal to the greater of:

•	10% of the contract value on the date of the first withdrawal in the contract year; or

•	earnings in the contract as of the date of the withdrawal.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either from your purchase payments when they are made or from your contract value when you make withdrawals, when you enter the income phase, or upon your death, depending on your state of residence. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options. You can choose the month and year to begin those payments. We call that date the maturity date. The annuity options below are described in terms of monthly payments. However, if you elect to receive fixed payments, you may request annual, semiannual, or quarterly payments instead.

We ask you to choose your maturity date when you purchase your contract. If you do not choose an annuity option, we will assume that you selected a variable monthly annuity under a life income option with 120 payments guaranteed. You can defer your maturity date to any allowable date later than your current maturity date, provided we receive the written request at least 90 days before the current maturity date. You can also elect to have an earlier maturity date than the current date in effect, provided that we receive the written request at least 30 days before the earlier maturity date desired.

The maturity date must be:

(1)	the contract anniversary nearest to the annuitant’s 85th birthday;

(2)	if state law permits, you may defer the maturity date to age 100 (age 90 in New York); or

(3)	in states where available, the maturity date may be deferred to age 100 on contracts purchased by a Charitable Remainder Trust.

At the maturity date, you have the same fund choices that you had during the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. You may also elect to receive your contract value in a lump sum.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	the minimum guaranteed payout rates associated with your contract.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments

If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable; and

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the minimum guaranteed payout rates associated with your contract; and

•	an assumed investment rate (AIR) of 4%.

The Income Phase

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number or your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. Also, you may not transfer among the funds and the GPA. In addition, during the income phase we do not allow withdrawals, except under options A, B and D.

A)	Fixed Income Payment Option. (available as a fixed payment only) We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. The last payment will be for the remaining balance. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

B)	Fixed Time Payment Option. We will make fixed and/or variable monthly annuity payments for any period selected, up to 30 years. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

C)	Lifetime Payment Option. We will make fixed and/or variable payments based on the life of the annuitant. If you elect this option, we will make annuity payment:

(1)	without any guaranteed number of payments;

(2)	with payments guaranteed for the amount applied; or

(3)	with a guaranteed number of payments for 5, 10 or 20 years.

D)	Interest Payment Option. (available only on non-qualified contracts and available only as a fixed payment option) We will hold any amount applied under this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

E)	Joint Lifetime Payment Option. We will make fixed and/or variable annuity payments, based on the lives of two annuitants. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

(1)	Payments for two lives only. No specific number of payments is guaranteed. Payments stop when both persons have died.

(2)	Payments guaranteed for 10 years. Payments stop at the end of 10 years, or when both named persons have died, whichever is later.

F)	Joint Lifetime Payment Option with Reduced Payments. We will make fixed and/or variable monthly payments based on the lives of two annuitants. Payments will continue while both are living. When one dies, reduced payments will continue for the lifetime of the other. These reduced payments will be two-thirds of what we would have paid if both persons had continued to live. Payments stop when both persons have died.

The Income Phase

If your contract value is less than $2,000 on the maturity date, or if you elect variable payments and the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of annuity payments. If you elect fixed payments and payments amount to less than $20 each, we have the right to make payments less frequently.

Limitation on Payment Options.  If you purchased this as a tax qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options which you may elect.

Payments after Death of an Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant dies before we have completed the guaranteed number of payments, we will do one of two things depending upon what the annuitant elected at the maturity date:

•	We will continue making the guaranteed payments to the designated beneficiary, or

•	We will make a payment in one sum.

Payments on Death

Death Benefit During The Accumulation Phase

If the owner/annuitant dies during the accumulation phase, we will pay a death benefit to the beneficiary. The death benefit will be the greater of:

(1)	the total of all purchase payments, less any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death.

We will deduct the amount of any applicable premium taxes, and the amount of any outstanding contract debt if the contract is a TSA.

The death benefit may be paid in a lump-sum payment, or with our consent, under one of the available payment options. If a lump-sum payment is requested, we will pay the amount within 7 days after we receive proof of death and all other required forms at our Annuity Service Center. We do not impose a contingent deferred sales charge on death benefit payments.

Death Benefit Distribution Requirements

If the owner/annuitant dies on or after the date annuity payments have begun, but before they have been completed, we must distribute the remaining amounts payable under the contract at least as rapidly as we were on the date of the owner/annuitant’s death. If the owner/annuitant dies before the date that annuity payments are due to begin, we must distribute all amounts payable under the contract within five years after the owner/annuitant’s death.

There are exceptions to these distribution requirements that exist in the following two situations:

•

The beneficiary can extend the distributions beyond the above-specified time limits by choosing to receive distributions that start within one year after the owner/annuitant’s death and that extend for a period not exceeding the beneficiary’s life or life expectancy.

•

If the sole primary beneficiary is the deceased owner/annuitant’s spouse, then the surviving spouse can continue the contract in his/her name and the above-specified required distributions do not apply until his/her death.

A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

The death benefit distribution requirements are intended to satisfy the requirements of Section 72(s) of the Internal Revenue Code.

The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

The Income Phase/Payments on Death

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief

Taxes

Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding

All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

Taxes

(4)	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made prior to August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•

distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1/2;

•	has a severance from employment;

•	dies;

•	becomes disabled, as defined by the Code; or

•	makes a withdrawal due to a hardship, as defined by the Code.

Taxes

In the case of hardship, the owner can only withdraw his/her own purchase payments made through salary reductions and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988, is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2.

Withdrawals – 457(b) Deferred Compensation Plan

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relation order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Taxes

Other Information

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales- based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make

Other Information

through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the payments that we receive from certain funds to help us make these cash and non-cash payments.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected.

•	Add separate account divisions.

•

Split or consolidate the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation or annuity unit values for any division.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Changes to the Contract.  We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the GPA for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Other Information

Legal Proceedings

MassMutual is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While MassMutual is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to MassMutual’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

MassMutual, along with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, MassMutual’s former Chief Executive Officer (former CEO) filed a demand for arbitration contesting his termination “for cause” from MassMutual. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy the Employment Contract’s requirement for a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in his employment agreement. MassMutual has appealed this ruling to the Massachusetts state court. In 2006, MassMutual accrued an additional $9 million in compensation expense bringing the total accrual for this matter to approximately $71 million as of December 31, 2006.

In 2005, MassMutual received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, MassMutual has paid $111 million of the original $268 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. However, the outcome of a particular proceeding may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MassMutual’s income for the period.

MassMutual is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. MassMutual has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, MassMutual has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

MassMutual believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. The outcome of a particular matter may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of MassMutual’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the separate accounts in the Statement of Additional Information.

Other Information

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	General Information

2.	Custodian

3.	Assignment of Contract

4.	Restrictions on Redemptions

5.	Service Arrangements and Distribution

6.	Purchase of Securities Being Offered

7.	Contract Value Calculations For Amounts Allocated to an Investment Division of a Separate Account

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

[This Page Intentionally Left Blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Flex Extra.

Name

Address

City	State	Zip

Telephone

[This Page Intentionally Left Blank]

Appendix A-Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
Units Outstanding	December 31, 2006	99,480,908	10,899,146	17,329,367	104,360,294
	December 31, 2005	118,166,603	12,111,945	21,458,661	123,561,880
	December 31, 2004	138,352,736	15,281,427	25,726,813	144,669,799
	December 31, 2003	156,649,060	19,926,472	32,285,589	169,383,719
	December 31, 2002	178,418,831	29,504,754	39,876,693	199,170,562
	December 31, 2001	225,792,035	36,989,733	41,375,160	257,717,415
	December 31, 2000	269,154,285	37,702,354	40,353,261	320,385,214
	December 31, 1999	391,979,714	57,438,136	54,486,992	515,226,264
	December 31, 1998	425,596,117	51,773,022	59,569,603	569,209,258
	December 31, 1997	413,935,012	44,060,821	52,035,004	574,212,871

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 2006	31,031,693	3,660,099	7,225,180	30,974,316
	December 31, 2005	37,511,703	3,825,799	9,213,925	38,418,789
	December 31, 2004	45,035,881	4,685,029	11,025,294	46,506,750
	December 31, 2003	52,025,146	7,234,202	13,359,746	55,314,980
	December 31, 2002	60,533,207	11,487,698	17,783,436	66,174,883
	December 31, 2001	75,526,868	14,983,099	19,026,852	84,914,795
	December 31, 2000	88,626,394	13,930,302	18,103,373	104,218,211
	December 31, 1999	130,891,077	22,221,401	24,148,639	159,711,104
	December 31, 1998	136,855,139	20,946,651	26,395,722	172,742,751
	December 31, 1997	126,208,946	19,294,078	21,418,834	163,896,980

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 2006	$4.66	$1.88	$3.13	$3.79
	December 31, 2005	4.00	1.82	3.04	3.44
	December 31, 2004	3.93	1.80	3.01	3.33
	December 31, 2003	3.44	1.81	2.92	3.10
	December 31, 2002	2.73	1.82	2.80	2.65
	December 31, 2001	3.44	1.82	2.62	3.03
	December 31, 2000	4.09	1.78	2.46	3.26
	December 31, 1999	4.03	1.70	2.24	3.30
	December 31, 1998	4.24	1.64	2.31	3.39
	December 31, 1997	3.70	1.58	2.17	3.02

Appendix A

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		Oppenheimer MidCap Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
Units Outstanding	December 31, 2006	84,641,912	72,871,056	15,155,382
	December 31, 2005	101,410,076	85,231,941	18,307,403
	December 31, 2004	118,362,044	99,626,634	20,846,252
	December 31, 2003	135,063,664	114,125,583	24,835,589
	December 31, 2002	152,138,556	131,325,138	26,811,872
	December 31, 2001	192,166,139	167,159,057	32,281,235
	December 31, 2000	221,516,098	198,612,924	39,603,953
	December 31, 1999	211,956,583	178,751,173	51,375,362
	December 31, 1998	200,863,119	176,570,468	59,361,175
	December 31, 1997	177,604,099	157,068,622	49,826,459

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 2006	25,359,565	26,854,072	7,648,830
	December 31, 2005	32,042,564	33,189,534	9,893,576
	December 31, 2004	39,537,683	40,184,943	11,935,022
	December 31, 2003	46,372,971	46,889,713	14,168,700
	December 31, 2002	53,756,539	56,433,864	16,563,493
	December 31, 2001	68,646,075	71,712,078	20,093,521
	December 31, 2000	82,173,002	85,795,579	24,221,994
	December 31, 1999	80,382,690	83,296,134	32,955,882
	December 31, 1998	74,932,852	79,716,298	38,756,461
	December 31, 1997	66,601,368	67,261,990	33,692,490

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 2006	$2.42	$3.39	$2.04
	December 31, 2005	2.39	2.92	1.93
	December 31, 2004	2.15	2.58	1.90
	December 31, 2003	1.82	2.20	1.77
	December 31, 2002	1.47	1.56	1.52
	December 31, 2001	2.06	2.02	1.43
	December 31, 2000	3.04	2.33	1.38
	December 31, 1999	3.46	2.25	1.37
	December 31, 1998	1.91	1.44	1.35
	December 31, 1997	1.72	1.28	1.33

Appendix A

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

FLEX EXTRA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

(Registrants)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2007 (the “Prospectus”). The Prospectus is available upon written or oral request, from MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067, 1-800-272-2216 (press 2).

Dated May 1, 2007

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GENERAL INFORMATION

Company

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) and Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”).

The Separate Accounts

Separate Account 1 was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Separate Account 2 was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex Extra Contracts (the “contracts”), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by

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MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code;

(4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax exempt organizations pursuant to Section 403(b) of the Code (“tax-sheltered annuities” or “TSAs”) must be endorsed to provide that they are non-transferable. Non-ERISA TSA values may be pledged, however, as collateral for contract loans; and

(5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

RESTRICTIONS ON REDEMPTIONS

Redemptions of TSAs may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Withdrawals—Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, MassMutual hereby represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

SERVICE ARRANGEMENTS AND DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (“selling brokers”). The contracts are sold through agents who are licensed by state insurance department officials to sell the contracts. These agents are also registered representatives of selling brokers or MML Investors Services, Inc. The contracts are offered in all states and the District of Columbia.

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Pursuant to an Underwriting and Servicing Agreement among MassMutual, MML Distributors and the Separate Accounts, MML Distributors will receive compensation for its activities as underwriter for each Separate Account. Compensation paid to MML Distributors for Separate Account 1 in 2004 and 2005 was $171,970.32 and $178,786.53, respectively. Compensation paid to MML Distributors for Separate Account 2 in 2004 and 2005 was $57,170.68 and $57,797.47, respectively. During 2006, no compensation was paid to MML Distributors. Commissions will be paid through MML Distributors to selling brokers for selling the contracts. During 2006, 2005 and 2004, no commission payments were paid through MML Distributors.

Under Administration Agreements, MassMutual has agreed to provide, or provide for, and assume: (1) all services and expenses required for the administration of those contracts which depend in whole or in part on the investment performance of the Separate Accounts; and (2) all services and expenses required for the administration of the Separate Accounts other than the services and expenses referred to in (1). MassMutual also has agreed to provide, or provide for, and assume all services and expenses required for the Separate Accounts’ management-related services. MassMutual receives no compensation for such services apart from the various charges against the contracts described in the Prospectus.

These Servicing and Administration Agreements may be terminated by the parties without the payment of any penalty upon sixty days’ written notice. The agreements immediately terminate in the event of their assignment (within the meaning of the Investment Company Act of 1940). The agreements may be amended at any time by the mutual consent of the parties. Contract owners will not receive notice with respect to changes in the agreements.

The offering of the contracts is continuous.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO AN

INVESTMENT DIVISION OF A SEPARATE ACCOUNT

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the “Accumulation Unit Value”) for each Division of the Separate Account will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

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Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the available investment Divisions of a Separate Account and the GPA. At the end of each Valuation Period, MassMutual will apply Your purchase payment (after deducting any applicable premium taxes) to each Separate Account Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date on which a purchase payment is received in good order in the mail or by wire transfer at MassMutual’s Annuity Service Center or a designated bank lockbox. If such date is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Annuity Service Center (due to incomplete or ambiguous application information, for example), the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

The gross investment rate for each Division of a Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See the General Formulas section for the general formulas used to compute the value of an Accumulation Unit for any Division of a Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the “Fixed Income Option” in your contract), variable

5

monthly annuity payments (referred to as the “Variable Income Option” in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. A contingent deferred sales charge (as described in the Prospectus) may be deducted from the Accumulated Value of your contract at maturity. Fixed or variable monthly annuity payments may be received under several different payment options. If you have made no election within a reasonable time after the maturity date, the contract will provide you with the automatic payment of a variable monthly annuity under a life income option with payments guaranteed for 10 years.

Fixed Annuity

If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the contracts.

Variable Monthly Annuity

If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value of amounts attributable to a contract to each Division of a Separate Account is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the “Annuity Unit Value”) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

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Assumed Investment Rates

The assumed investment rate for each Separate Account Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of a Separate Account

Gross Investment Rate	=	Net Earnings during Valuation Period
Value of Net Assets at beginning of Valuation Period

Net Investment Factor	=	Gross Investment Rate + 1.00000000 - Asset Charge

Accumulation Unit Value	=	Accumulation Unit Value on Preceding
Valuation Date × Net Investment Factor

Annuity Unit Value on Preceding
Annuity Unit Value	=	Valuation Date × Net Investment Factor
1.00000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was .00003562 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

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The gross investment rate for the Valuation Period would be .00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035638 (.00039200 plus 1.00000000 minus .00003562). The new Accumulation Unit Value would be $1.13540449 ($1.13500000 × 1.00035638). At an effective annual rate of 4%, the rate of interest for one day is .00010746, and the new Annuity Unit Value would be $1.06726557 ($1.06700000 × 1.00035638 divided by 1.00010746).

General Formulas to Determine Variable Monthly Annuity

Payments and Number of Annuity Units for any Division of a Separate Account

Accumulation Units Applied × Accumulation Unit
First Variable Monthly Annuity	=	Value on Payment Calculation Date for First Payment
Variable Monthly Annuity Payment × Purchase Rate

First Variable Monthly Annuity Payment
Number of Annuity Units	=	Annuity Unit Value on Payment Calculation
Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable	=	Number of Annuity Units × Annuity Unit Value
Monthly Annuity Payments		on the Applicable Payment Calculation Date

Illustration of Computation of Variable Monthly Annuity

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of a Separate Account were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second variable monthly annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × .00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second variable monthly annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

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FEDERAL TAX MATTERS

General

Note:  The following description is based upon the MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an

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alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person.

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Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

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Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2007 is $15,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account. We will not allow such a transfer from a contract that has an outstanding loan.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $4,000 annual limitation applies to all of a taxpayer’s 2007 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a conversion contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

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Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the

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modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation up to $15,000 in 2006 and $15,500 in 2007. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with tax-exempt Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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Experts

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Separate Account 2 as of December 31, 2006 and for each of the years in the two-year period then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit reports dated April 23, 2007 refer to other auditors whose reports on the financial highlights of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2, for each of the years in the two-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 23, 2007 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report states that KPMG LLP performed an examination of the effectiveness of the Company’s internal control over financial reporting and expressed an unqualified opinion on management’s assessment of, and the effective operation of, internal control over financial reporting. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

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Report of Independent Registered Public Accounting Firm

The Board of Directors of

Massachusetts Mutual Life Insurance Company

and Contract Owners of

Massachusetts Mutual Variable Annuity Separate Account 1:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 1 (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 1 as of December 31, 2006, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

April 23, 2007

F-1

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
ASSETS
Investments
Number of shares	26,781,440	19,201,912	4,855,848	23,552,811	6,721,788	4,040,176	5,901,512

Identified cost	$429,311,309	$490,932,084	$60,064,362	$23,527,786	$190,040,634	$277,747,556	$27,328,946

Value	$460,259,395	$499,738,184	$58,662,446	$23,528,740	$247,294,579	$205,442,940	$31,041,952
Dividends receivable	-	-	-	93,739	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	24,509	-	-	-	50,199

Total assets	460,259,395	499,738,184	58,686,955	23,622,479	247,294,579	205,442,940	31,092,151

LIABILITIES
Annuitant mortality fluctuation reserve	46,097	25,947	1,985	2,674	4,622	2,156	4,017
Payable to Massachusetts Mutual Life Insurance Company	497,948	376,558	-	44,296	266,064	194,971	-

Total liabilities	544,045	402,505	1,985	46,970	270,686	197,127	4,017

NET ASSETS	$459,715,350	$499,335,679	$58,684,970	$23,575,509	$247,023,893	$205,245,813	$31,088,134

Net Assets:
Accumulation units – value	$458,245,019	$498,497,319	$58,621,566	$23,489,299	$246,866,185	$205,175,680	$30,956,170
Contracts in payout (annuitization) period	1,470,331	838,360	63,404	86,210	157,708	70,133	131,964

Net assets	$459,715,350	$499,335,679	$58,684,970	$23,575,509	$247,023,893	$205,245,813	$31,088,134

Outstanding units
Contract owners	114,568,905	102,307,561	18,161,342	12,055,832	72,915,837	84,670,844	15,219,989

UNIT VALUE
Flex Extra (Qualified)	$3.79	$4.66	$3.13	$1.88	$3.39	$2.42	$2.04
Variable Annuity Fund 4	7.09	14.42	6.52	3.19	-	-	-
Flex-Annuity IV (Qualified)	6.30	12.74	5.30	2.62	-	-	-

See Notes to Financial Statements.

F-2

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Investment income
Dividends	$12,650,225	$6,635,902	$2,899,368	$1,087,109	$2,572,073	$-	$1,480,805

Expenses
Mortality and expense risk fees and administrative charges	6,040,620	6,394,748	825,242	314,131	3,183,894	2,932,941	427,675

Net investment income (loss)	6,609,605	241,154	2,074,126	772,978	(611,821)	(2,932,941)	1,053,130

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(29,988,110)	(48,471,773)	(150,894)	419	(3,684,126)	4,147,312	479,379
Realized gain distribution	-	33,013,249	-	-	13,435,277	-	-

Realized gain (loss)	(29,988,110)	(15,458,524)	(150,894)	419	9,751,151	4,147,312	479,379

Change in net unrealized appreciation/depreciation of investments	69,246,216	90,806,177	(299,844)	1	27,571,184	2,504,060	368,185

Net gain (loss) on investments	39,258,106	75,347,653	(450,738)	420	37,322,335	6,651,372	847,564

Net increase (decrease) in net assets resulting from operations	45,867,711	75,588,807	1,623,388	773,398	36,710,514	3,718,431	1,900,694

Capital transactions:
Transfer of net premiums	14,153,995	15,249,266	2,123,415	1,626,857	7,495,269	9,736,752	1,090,623
Transfers due to death benefits	(3,559,271)	(1,942,592)	(241,745)	(99,430)	(907,881)	(800,781)	(385,841)
Transfers due to annuity benefit payments	(196,091)	(109,190)	(10,331)	(10,508)	(24,057)	(11,378)	(11,321)
Transfers due to withdrawal of funds	(83,636,289)	(94,937,868)	(13,650,066)	(8,000,552)	(49,618,664)	(45,762,862)	(7,664,162)
Transfers due to administrative and contingent deferred sales charges	(1,304,954)	(1,105,172)	(370,856)	(60,668)	(204,436)	(384,868)	(28,472)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	61,841	22,744	2,715	2,821	1,666	1,709	1,703
Transfers between divisions and to /from Guaranteed Principal Account	(2,270,532)	(3,758,831)	(1,170,481)	3,869,493	4,876,813	(3,211,048)	807,949

Net increase (decrease) in net assets resulting from capital transactions	(76,751,301)	(86,581,643)	(13,317,349)	(2,671,987)	(38,381,290)	(40,432,476)	(6,189,521)

Total increase (decrease)	(30,883,590)	(10,992,836)	(11,693,961)	(1,898,589)	(1,670,776)	(36,714,045)	(4,288,827)

NET ASSETS, at beginning of the year	490,598,940	510,328,515	70,378,931	25,474,098	248,694,669	241,959,858	35,376,961

NET ASSETS, at end of the year	$459,715,350	$499,335,679	$58,684,970	$23,575,509	$247,023,893	$205,245,813	$31,088,134

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Investment income
Dividends	$13,835,728	$9,690,468	$3,602,876	$741,080	$-	$2,566,977	$1,740,770

Expenses
Mortality and expense risk fees and administrative charges	6,637,073	6,985,852	986,838	367,597	3,136,306	3,129,256	487,092

Net investment income (loss)	7,198,655	2,704,616	2,616,038	373,483	(3,136,306)	(562,279)	1,253,678

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(50,955,435)	(53,924,535)	666,074	1,018	540,300	3,437,144	150,493
Realized gain distribution	-	-	-	-	-	-	-

Realized gain (loss)	(50,955,435)	(53,924,535)	666,074	1,018	540,300	3,437,144	150,493

Change in net unrealized appreciation/depreciation of investments	59,896,631	60,050,085	(2,485,781)	(627)	27,247,656	25,808,605	(924,601)

Net gain (loss) on investments	8,941,196	6,125,550	(1,819,707)	391	27,787,956	29,245,749	(774,108)

Net increase (decrease) in net assets resulting from operations	16,139,851	8,830,166	796,331	373,874	24,651,650	28,683,470	479,570

Capital transactions:
Transfer of net premiums	14,908,788	19,081,401	3,034,863	1,835,862	11,504,621	8,277,367	1,471,281
Transfer due to death benefits	(3,854,849)	(2,504,120)	(495,118)	(98,586)	(902,746)	(702,513)	(176,029)
Transfers due to annuity benefit payments	(206,469)	(104,199)	(13,743)	(12,411)	(12,598)	(24,842)	(14,473)
Transfers due to withdrawal of funds	(85,355,515)	(98,733,533)	(14,578,466)	(11,006,446)	(46,436,095)	(46,453,079)	(6,899,283)
Transfers due to administrative and contingent deferred sales charges	(1,542,182)	(1,331,727)	(438,572)	(76,734)	(495,841)	(266,490)	(41,699)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	840	11,285	2,624	3,955	1,434	1,675	1,950
Transfers between divisions and to/from Guaranteed Principal Account	(2,397,874)	(681,089)	(1,754,106)	2,335,113	(1,043,403)	1,551,537	812,813

Net increase (decrease) in net assets resulting from capital transactions	(78,447,261)	(84,261,982)	(14,242,518)	(7,019,247)	(37,384,628)	(37,616,345)	(4,845,440)

Total increase (decrease)	(62,307,410)	(75,431,816)	(13,446,187)	(6,645,373)	(12,732,978)	(8,932,875)	(4,365,870)

NET ASSETS, at beginning of the year	552,906,350	585,760,331	83,825,118	32,119,471	254,692,836	257,627,544	39,742,831

NET ASSETS, at end of the year	$490,598,940	$510,328,515	$70,378,931	$25,474,098	$241,959,858	$248,694,669	$35,376,961

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 1

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) is a separate investment account established on April 8, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”).

MassMutual maintains three segments within Separate Account 1, they are: Variable Annuity Fund 4 Segment, Flex-Annuity IV (Qualified) Segment and Flex Extra (Qualified) Segment.

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment are no longer offered for sale; owners may, however, continue to make purchase payments under existing contracts.

Separate Account 1 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 1 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 1’s assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 1’s ASSETS

Separate Account 1 consists of seven divisions which invest in the following mutual funds of the same name unless stated otherwise:

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with four of its separate series (“MML II Trust Funds”) available to Separate Account 1 contract owners: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual serves as investment adviser to each of the MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, each serve as investment sub-adviser to the MML Equity Fund (prior to January 27, 2006, Babson Capital and Alliance Capital Management L.P. each served as investment sub-adviser to a portion of this Fund).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account 1 contract owners: Oppenheimer Global Securities Fund/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA) (prior to May 1, 2006, the Oppenheimer Capital Appreciation Division invested in the Oppenheimer Aggressive Growth Fund/VA) and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

In addition to the seven divisions, contract owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account 1 in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds which value their investment securities at fair value.

F-5

Notes To Financial Statements (Continued)

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 1 is part of MassMutual’s total operations and is not taxed separately. Separate Account 1 will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 1’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 1.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

Separate Account 1 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 1. Net transfers from MassMutual to Separate Account 1 totaled $98,549 and $16,421 for the years ended December 31, 2006 and 2005, respectively. The reserve is subject to a maximum of 3% of Separate Account 1’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table, as modified.

I.	New Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

F-6

Notes To Financial Statements (Continued)

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as the principal underwriter for the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 1. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for their activities as underwriters of the contracts.

The contracts are no longer offered for sale. Contract owners may, however, continue to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 1.

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Cost of purchases	$14,600,392	$40,615,719	$3,216,231	$5,660,463	$16,744,216	$408,324	$2,265,736
Proceeds from sales	(84,276,299)	(93,611,698)	(14,482,360)	(7,536,960)	(42,038,249)	(43,604,949)	(7,458,665)

F-7

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2006 were as follows:

December 31, 2006	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Units purchased	3,812,181	3,601,011	691,286	875,808	2,422,762	4,010,951	557,665
Units withdrawn	(23,324,239)	(21,461,398)	(4,471,644)	(4,220,716)	(16,036,975)	(18,813,671)	(4,024,367)
Units transferred between divisions and to /from GPA	(1,092,637)	(1,459,406)	(485,123)	1,957,485	1,246,321	(1,969,426)	309,902

Net increase (decrease)	(20,604,695)	(19,319,793)	(4,265,481)	(1,387,423)	(12,367,892)	(16,772,146)	(3,156,800)

December 31, 2005	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
Units purchased	4,361,207	4,837,212	997,084	1,009,539	5,257,896	3,185,505	774,582
Units withdrawn	(25,365,407)	(24,455,250)	(4,804,898)	(5,411,442)	(21,163,785)	(17,789,876)	(3,635,253)
Units transferred between divisions and to/from GPA	(1,546,774)	(1,041,102)	(702,365)	719,953	(1,051,047)	201,010	315,267

Net increase (decrease)	(22,550,974)	(20,659,140)	(4,510,179)	(3,681,950)	(16,956,936)	(14,403,361)	(2,545,404)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding (years 2003 through 2006 – total units; prior years – accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2006 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Blend Division
2006	114,568,905	$3.79 to $7.09	$459,715,350	2.70%	0.73% to 1.30%	10.34% to 10.97%
2005	135,173,600	3.44 to 6.39	490,598,940	2.69	0.73 to 1.30	3.32 to 3.91
2004	157,724,574	3.33 to 6.15	552,906,350	2.64	0.73 to 1.30	7.28 to 7.89
2003	183,376,355	3.10 to 5.70	597,697,452	2.58	0.73 to 1.30	17.18 to 17.85
2002	215,113,298	2.65 to 5.01	599,019,405	1.57	0.73 to 1.30	(12.67) to 0.00

MML Equity Division
2006	102,307,561	4.66 to 14.42	499,335,679	1.34	0.73 to 1.30	16.48 to 17.15
2005	121,627,354	4.00 to 12.31	510,328,515	1.79	0.73 to 1.30	1.80 to 2.38
2004	142,286,494	3.93 to 12.02	585,760,331	1.97	0.73 to 1.30	14.35 to 15.00
2003	160,939,457	3.44 to 10.45	579,261,856	1.74	0.73 to 1.30	25.84 to 26.56
2002	183,118,257	2.73 to 8.26	523,490,504	1.34	0.73 to 1.30	(20.59) to (20.14)

MML Managed Bond Division
2006	18,161,342	3.13 to 6.52	58,684,970	4.54	0.73 to 1.30	2.77 to 3.35
2005	22,426,823	3.04 to 6.31	70,378,931	4.71	0.73 to 1.30	1.04 to 1.62
2004	26,937,002	3.01 to 6.21	83,825,118	4.63	0.73 to 1.30	3.12 to 3.71
2003	33,637,662	2.92 to 5.99	101,195,516	5.12	0.73 to 1.30	4.23 to 4.82
2002	41,391,820	2.80 to 5.71	119,241,123	4.94	0.73 to 1.30	7.00 to 7.61

MML Money Market Division
2006	12,055,832	1.88 to 3.19	23,575,509	4.44	0.73 to 1.30	3.20 to 3.79
2005	13,443,255	1.82 to 3.08	25,474,098	2.58	0.73 to 1.30	1.34 to 1.91
2004	17,125,205	1.80 to 3.02	32,119,471	0.77	0.73 to 1.30	(0.51) to 0.06
2003	21,933,689	1.81 to 3.02	41,116,949	0.64	0.73 to 1.30	(0.68) to (0.11)
2002	31,635,896	1.82 to 3.02	59,269,461	(0.02)	0.73 to 1.30	(0.02) to 0.55

F-8

Notes To Financial Statements (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Global Securities Division
2006	72,915,837	$3.39	$247,023,893	1.05%	1.30%	16.18%
2005	85,283,729	2.92	248,694,669	1.06	1.30	12.84
2004	99,687,090	2.58	257,627,544	1.30	1.30	17.62
2003	114,125,583	2.20	250,748,240	0.78	1.30	41.18
2002	131,325,138	1.56	204,512,054	(0.72)	1.30	(23.14)

Oppenheimer MidCap Division
2006	84,670,844	2.42	205,245,813	-	1.30	1.63
2005	101,442,990	2.39	241,959,858	-	1.30	10.88
2004	118,399,926	2.15	254,692,836	-	1.30	18.23
2003	135,063,664	1.82	245,739,619	-	1.30	23.97
2002	152,138,556	1.47	223,360,138	(0.57)	1.30	(28.73)

Oppenheimer Strategic Bond Division
2006	15,219,989	2.04	31,088,134	4.50	1.30	6.10
2005	18,376,789	1.93	35,376,961	4.64	1.30	1.34
2004	20,922,193	1.90	39,742,831	5.33	1.30	7.27
2003	24,835,589	1.77	43,979,309	6.37	1.30	16.55
2002	26,811,872	1.52	40,883,324	6.97	1.30	6.06

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized contract expenses of Separate Account 1, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

B.	Separate Account 1 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 1.

Mortality and Expense Risk Charge	0.73% - 1.25% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.00% - 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Administrative Charge	$30 - $35 per contract year invested in each fund.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 11.00% on the value of the accumulation units purchased with the first $3,000 of purchase payments.
This charge is assessed through the redemption of units.

F-9

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 2:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 2 (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2006, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

April 23, 2007

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

ASSETS
Investments
Number of shares	7,365,717	5,786,155	1,907,083	9,576,992	2,476,783	1,211,754	2,976,964

Identified cost	$114,185,068	$141,868,022	$23,584,776	$9,567,566	$67,183,769	$79,439,578	$13,735,754

Value	$126,585,437	$150,587,234	$23,039,055	$9,567,205	$91,120,855	$61,617,697	$15,658,833
Dividends receivable	-	-	-	38,147	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	2,833	-	-	854	-	-	-

Total assets	126,588,270	150,587,234	23,039,055	9,606,206	91,120,855	61,617,697	15,658,833

LIABILITIES
Annuitant mortality fluctuation reserve	23,408	22,665	4,138	1,247	3,954	3,513	1,056
Payable to Massachusetts Mutual Life Insurance Company	-	89,535	963	-	6,909	23,393	549

Total liabilities	23,408	112,200	5,101	1,247	10,863	26,906	1,605

NET ASSETS	$126,564,862	$150,475,034	$23,033,954	$9,604,959	$91,109,992	$61,590,791	$15,657,228

Net Assets:
Accumulation units – value	$125,804,544	$149,740,181	$22,901,562	$9,561,611	$90,976,086	$61,472,689	$15,623,393
Contracts in payout (annuitization) period	760,318	734,853	132,392	43,348	133,906	118,102	33,835

Net assets	$126,564,862	$150,475,034	$23,033,954	$9,604,959	$91,109,992	$61,590,791	$15,657,228

Outstanding units
Contract owners	32,456,235	31,591,019	7,315,274	4,697,785	26,893,598	25,408,286	7,665,395

UNIT VALUE
Flex-Extra (Non-Qualified)	$3.79	$4.66	$3.13	$1.88	$3.39	$2.42	$2.04
Flex-Annuity IV (Non-Qualified)	6.45	12.29	5.65	2.65	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Investment income
Dividends	$3,523,696	$1,996,912	$1,141,280	$427,410	$996,627	$-	$794,077

Expenses
Mortality and expense risk fees and administrative charges	1,705,336	1,942,052	327,929	123,472	1,206,987	907,906	225,062

Net investment income (loss)	1,818,360	54,860	813,351	303,938	(210,360)	(907,906)	569,015

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(7,615,735)	(13,630,325)	(204,476)	(8)	(518,117)	(10,381,666)	368,796
Realized gain distribution	-	9,934,529	-	-	5,205,907	-	-

Realized gain (loss)	(7,615,735)	(3,695,796)	(204,476)	(8)	4,687,790	(10,381,666)	368,796

Change in net unrealized appreciation/depreciation of investments	18,582,440	26,435,595	17,963	183	9,337,705	12,469,579	51,139

Net gain (loss) on investments	10,966,705	22,739,799	(186,513)	175	14,025,495	2,087,913	419,935

Net increase (decrease) in net assets resulting from operations	12,785,065	22,794,659	626,838	304,113	13,815,135	1,180,007	988,950

Capital transactions:
Transfer of net premiums	1,094,959	1,749,038	325,675	211,585	852,469	1,013,063	138,048
Transfers due to death benefits	(3,025,860)	(1,264,068)	(422,737)	(80,719)	(839,025)	(511,514)	(315,399)
Transfers due to annuity benefit payments	(121,073)	(138,290)	(17,172)	(4,376)	(15,460)	(24,469)	(4,495)
Transfers due to withdrawal of funds	(25,092,102)	(27,418,683)	(5,917,822)	(1,961,466)	(20,660,401)	(15,250,093)	(4,245,798)
Transfers due to administrative and contingent deferred sales charges	(281,497)	(251,826)	(92,072)	(12,344)	(48,672)	(88,342)	(7,511)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	17,654	17,297	5,434	(1,821)	(2,657)	(1,055)	1,287
Transfers between divisions and to/from Guaranteed Principal Account	(441,697)	(632,536)	(137,086)	1,506,199	1,116,296	(1,272,365)	21,151

Net increase (decrease) in net assets resulting from capital transactions	(27,849,616)	(27,939,068)	(6,255,780)	(342,942)	(19,597,450)	(16,134,775)	(4,412,717)

Total increase (decrease)	(15,064,551)	(5,144,409)	(5,628,942)	(38,829)	(5,782,315)	(14,954,768)	(3,423,767)

NET ASSETS, at beginning of the year	141,629,413	155,619,443	28,662,896	9,643,788	96,892,307	76,545,559	19,080,995

NET ASSETS, at end of the year	$126,564,862	$150,475,034	$23,033,954	$9,604,959	$91,109,992	$61,590,791	$15,657,228

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
Investment income
Dividends	$4,030,829	$2,957,799	$1,456,247	$268,068	$-	$1,031,773	$979,040

Expenses
Mortality and expense risk fees and administrative charges	1,952,498	2,168,360	401,902	132,553	1,022,747	1,244,453	271,762

Net investment income (loss)	2,078,331	789,439	1,054,345	135,515	(1,022,747)	(212,680)	707,278

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(16,819,573)	(21,513,014)	213,760	(146)	143,138	(3,070,259)	248,068
Realized gain distribution	-	-	-	-	-	-	-

Realized gain (loss)	(16,819,573)	(21,513,014)	213,760	(146)	143,138	(3,070,259)	248,068

Change in net unrealized appreciation/depreciation of investments	19,393,740	23,514,668	(943,883)	293	8,846,753	14,565,600	(685,882)

Net gain (loss) on investments	2,574,167	2,001,654	(730,123)	147	8,989,891	11,495,341	(437,814)

Net increase (decrease) in net assets resulting from operations	4,652,498	2,791,093	324,222	135,662	7,967,144	11,282,661	269,464

Capital transactions:
Transfer of net premiums	1,335,572	1,967,110	353,611	423,882	1,069,847	960,140	158,580
Transfers due to death benefits	(1,941,740)	(1,443,729)	(245,385)	(29,346)	(463,065)	(676,522)	(108,660)
Transfers due to annuity benefit payments	(116,479)	(148,410)	(17,617)	(3,882)	(21,116)	(12,440)	(4,398)
Transfers due to withdrawal of funds	(25,709,714)	(28,806,740)	(5,381,158)	(2,695,484)	(16,272,080)	(19,562,211)	(4,341,719)
Transfers due to administrative and contingent deferred sales charges	(328,666)	(309,218)	(107,601)	(22,306)	(129,589)	(79,582)	(15,339)
Transfers due to net charge (credit) to annuitant mortality fluctuation	8,284	(13,733)	5,272	1,010	1,860	1,829	1,198
Transfers between divisions and to/from Guaranteed Principal Account	(822,529)	(1,184,514)	(244,306)	640,154	(782,891)	1,019,506	412,959

Net increase (decrease) in net assets resulting from capital transactions	(27,575,272)	(29,939,234)	(5,637,184)	(1,685,972)	(16,597,034)	(18,349,280)	(3,897,379)

Total increase (decrease)	(22,922,774)	(27,148,141)	(5,312,962)	(1,550,310)	(8,629,890)	(7,066,619)	(3,627,915)

NET ASSETS, at beginning of the year	164,552,187	182,767,584	33,975,858	11,194,098	85,175,449	103,958,926	22,708,910

NET ASSETS, at end of the year	$141,629,413	$155,619,443	$28,662,896	$9,643,788	$76,545,559	$96,892,307	$19,080,995

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”) is a separate investment account established on October 14, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”).

MassMutual maintains two segments within Separate Account 2, they are: Flex-Annuity IV (Non-Qualified) Segment, and Flex-Extra (Non-Qualified) Segment.

Flex-Annuity IV (Non-Qualified) Segment is no longer offered for sale; owners may, however, continue to make purchase payments under existing contracts.

Separate Account 2 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 2 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 2’s assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 2’s ASSETS

Separate Account 2 consists of seven divisions which invest in the following mutual funds of the same name unless stated otherwise:

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with four of its separate series (“MML II Trust Funds”) available to Separate Account 2 contract owners: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual serves as investment adviser to each of the MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, each serve as investment sub-adviser to the MML Equity Fund (prior to January 27, 2006, Babson Capital and Alliance Capital Management L.P. each served as investment sub-adviser to a portion of this Fund).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account 2 contract owners: Oppenheimer Global Securities Fund/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA) (prior to May 1, 2006, the Oppenheimer Capital Appreciation Division invested in the Oppenheimer Aggressive Growth Fund/VA) and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

In addition to the seven divisions, contract owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by Separate Account 2 in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds which value their investment securities at fair value.

Notes To Financial Statements (Continued)

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 2 is part of MassMutual’s total operations and is not taxed separately. Separate Account 2 will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 2’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 2.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

Separate Account 2 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 2. Net transfers from MassMutual to Separate Account 2 totaled $37,484 and $6,466 for the years ended December 31, 2006 and 2005, respectively. The reserve is subject to a maximum of 3% of Separate Account 2’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table, as modified.

I.	New Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

Notes To Financial Statements (Continued)

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 2. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for their activities as underwriters of the contracts.

The contracts are no longer offered for sale. Contract owners may, however, continue to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 2.

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Cost of purchases	$3,699,653	$12,319,873	$1,624,648	$2,302,486	$6,585,724	$141,866	$977,595
Proceeds from sales	(29,899,440)	(30,225,721)	(7,110,545)	(2,368,520)	(21,234,231)	(17,215,886)	(4,858,179)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2006 were as follows:

December 31, 2006	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Units purchased	309,855	417,427	107,378	123,691	282,728	428,812	71,145
Units withdrawn	(7,653,544)	(6,563,350)	(2,055,989)	(1,118,412)	(6,817,845)	(6,195,034)	(2,307,552)
Units transferred between divisions and to/from GPA	(339,800)	(395,368)	(76,820)	816,168	201,878	(917,634)	(9,944)

Net increase (decrease)	(7,683,489)	(6,541,291)	(2,025,431)	(178,553)	(6,333,239)	(6,683,856)	(2,246,351)

December 31, 2005	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Units purchased	419,480	542,234	118,156	235,661	487,989	371,341	83,973
Units withdrawn	(7,950,089)	(7,493,767)	(1,779,478)	(1,412,435)	(7,402,539)	(7,542,233)	(2,295,145)
Units transferred between divisions and to/from GPA	(654,590)	(601,155)	(179,117)	263,466	(589,109)	171,584	168,053

Net increase (decrease)	(8,185,199)	(7,552,688)	(1,840,439)	(913,308)	(7,503,659)	(6,999,308)	(2,043,119)

7. FINANCIAL	HIGHLIGHTS

A.	A summary of units outstanding (years 2003 through 2006 – total units; prior years – accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2006 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Division
2006	32,456,235	$3.79 to $6.45	$126,564,862	2.68%	1.25% to 1.30%	10.34% to 10.39%
2005	40,139,724	3.44 to 5.84	141,629,413	2.67	1.25 to 1.30	3.32 to 3.37
2004	48,324,923	3.33 to 5.65	164,552,187	2.64	1.25 to 1.30	7.28 to 7.33
2003	57,105,834	3.10 to 5.27	181,025,212	2.58	1.25 to 1.30	17.18 to 17.24
2002	68,005,948	2.65 to 4.49	184,230,024	1.56	1.25 to 1.30	(12.67) to (12.63)

MML Equity Division
2006	31,591,019	4.66 to 12.29	150,475,034	1.33	1.25 to 1.30	16.48 to 16.54
2005	38,132,310	4.00 to 10.55	155,619,443	1.77	1.25 to 1.30	1.80 to 1.85
2004	45,684,998	3.93 to 10.36	182,767,584	1.96	1.25 to 1.30	14.35 to 14.41
2003	52,566,388	3.44 to 9.05	183,799,521	1.72	1.25 to 1.30	25.84 to 25.91
2002	61,114,525	2.73 to 7.19	170,541,318	1.32	1.25 to 1.30	(20.59) to (20.55)

MML Managed Bond Division
2006	7,315,274	3.13 to 5.65	23,033,954	4.52	1.25 to 1.30	2.77 to 2.82
2005	9,340,705	3.04 to 5.50	28,662,896	4.70	1.25 to 1.30	1.04 to 1.09
2004	11,181,144	3.01 to 5.44	33,975,858	4.64	1.25 to 1.30	3.12 to 3.17
2003	13,498,619	2.92 to 5.27	39,768,079	5.07	1.25 to 1.30	4.23 to 4.28
2002	18,009,817	2.80 to 5.06	51,236,260	4.92	1.25 to 1.30	7.00 to 7.06

MML Money Market Division
2006	4,697,785	1.88 to 2.65	9,604,959	4.44	1.25 to 1.30	3.20 to 3.25
2005	4,876,338	1.82 to 2.56	9,643,788	2.60	1.25 to 1.30	1.34 to 1.39
2004	5,789,646	1.80 to 2.53	11,194,098	0.76	1.25 to 1.30	(0.51) to (0.46)
2003	8,408,891	1.81 to 2.54	16,044,588	0.63	1.25 to 1.30	(0.68) to (0.63)
2002	12,678,885	1.82 to 2.56	23,974,514	(0.02)	1.25 to 1.30	(0.02) to 0.03

Notes To Financial Statements (Continued)

7. FINANCIAL	HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Securities Division
2006	26,893,598	$3.39	$91,109,992	1.07%	1.30%	16.18%
2005	33,226,837	2.92	96,892,307	1.08	1.30	12.84
2004	40,226,145	2.58	103,958,926	1.32	1.30	17.62
2003	46,889,713	2.20	103,022,589	0.80	1.30	41.18
2002	56,433,864	1.56	87,906,493	(0.72)	1.30	(23.14)

Oppenheimer MidCap Division
2006	25,408,286	2.42	61,590,791	-	1.30	1.63
2005	32,092,142	2.39	76,545,559	-	1.30	10.88
2004	39,595,801	2.15	85,175,449	-	1.30	18.23
2003	46,372,971	1.82	84,372,628	-	1.30	23.97
2002	53,756,539	1.47	79,128,011	(0.57)	1.30	(28.73)

Oppenheimer Strategic Bond Division
2006	7,665,395	2.04	15,657,228	4.58	1.30	6.10
2005	9,911,746	1.93	19,080,995	4.68	1.30	1.34
2004	11,954,865	1.90	22,708,910	5.33	1.30	7.27
2003	14,168,700	1.77	25,090,190	6.50	1.30	16.55
2002	16,563,493	1.52	25,199,353	7.02	1.30	6.06

1	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

2	The expense ratios represent the annualized contract expenses of Separate Account 2, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

B.	Separate Account 2 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 2.

Mortality and Expense Risk Charge	1.15% - 1.25% of the daily value of the assets
This charge is assessed through a reduction in unit values.	invested in each fund.

Administrative Charge	0.00% - 0.15% of the daily value of the assets
This charge is assessed through a reduction in unit values.	invested in each fund.

Annual Administrative Charge	$30 - $35 per contract year invested in each fund.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 11.00% on the value of the accumulation
This charge is assessed through the redemption of units.	units purchased with the first $3,000 of purchase payments.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2006 and 2005, and the related statutory statements of income, changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2006. In our opinion, the Company’s financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, on the basis of statutory accounting practices as described in Note 2.

We also have examined, in accordance with the attestation standards established by the American Institute of Certified Public Accountants (United States) and the auditing standards of the Public Company Accounting Oversight Board (United States), the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 23, 2007 expressed an unqualified opinion on management’s assessment of, and the effective operation of, internal control over financial reporting.

/s/ KPMG LLP

February 23, 2007

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2006	2005
	(In Millions)
Assets:

Bonds	$40,333	$37,263
Preferred stocks	255	132
Common stocks – subsidiaries and affiliates	3,177	2,992
Common stocks – unaffiliated	1,145	961
Mortgage loans on real estate	10,007	8,556
Contract loans	7,799	7,284
Real estate	1,265	1,298
Partnerships and limited liability companies	3,776	2,635
Derivatives and other invested assets	987	1,275
Cash, cash equivalents and short-term investments	656	3,884

Total invested assets	69,400	66,280

Investment income due and accrued	670	668
Other than invested assets	1,311	1,171

Total assets excluding separate accounts	71,381	68,119

Separate account assets	37,840	32,575

Total assets	$109,221	$100,694

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2006	2005
	(In Millions)
Liabilities:

Policyholders’ reserves	$54,804	$52,896
Liabilities for deposit-type contracts	3,586	4,339
Contract claims and other benefits	241	258
Policyholders’ dividends	1,245	1,172
General expenses due or accrued	730	595
Federal income taxes	125	69
Asset valuation reserve	1,694	1,466
Reverse repurchase agreements	1,183	244
Other liabilities	873	1,063

Total liabilities excluding separate accounts	64,481	62,102

Separate account liabilities	37,713	31,904

Total liabilities	102,194	94,006

Surplus	7,027	6,688

Total liabilities and surplus	$109,221	$100,694

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenue:

Premium income	$12,484	$11,854	$12,500
Net investment income	4,155	4,022	3,838
Fees and other income	388	343	311

Total revenue	17,027	16,219	16,649

Benefits and expenses:

Policyholders’ benefits, payments and interest on deposit-type contracts	10,187	9,531	7,795
Change in policyholders’ reserves	3,494	3,498	5,827
General insurance expenses	1,090	914	1,112
Commissions	513	488	520
State taxes, licenses and fees	112	111	107

Total benefits and expenses	15,396	14,542	15,361

Net gain from operations before dividends and federal income taxes	1,631	1,677	1,288

Dividends to policyholders	1,226	1,155	996

Net gain from operations before federal income taxes	405	522	292

Federal income tax (benefit) expense	(50)	73	132

Net gain from operations	455	449	160

Net realized capital gains (after tax expense of $77 million, $58 million and $30 million and transfers of net loss to the interest maintenance reserve of $(76) million, $(168) million and $(28) million, respectively)	248	214	137

Net income	$703	$663	$297

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)

Surplus, beginning of year	$6,688	$6,291	$6,282

Increase due to:
Net income	703	663	297
Change in net unrealized capital gains	84	209	120
Change in net unrealized foreign exchange capital gains	4	84	39
Change in asset valuation reserve	(228)	(326)	(252)
Change in non-admitted assets	(136)	(193)	(246)
Change in reserve valuation basis	—	11	6
Change in net deferred income taxes	(42)	29	59
Prior period disability reserve adjustment	—	(61)	—
Other prior period adjustments	(46)	(15)	(5)
Other	—	(4)	(9)

Net increase	339	397	9

Surplus, end of year	$7,027	$6,688	$6,291

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Cash from operations:
Premium and other income collected	$12,871	$12,180	$12,871
Net investment income	3,881	3,828	3,890
Benefit payments	(10,023)	(9,303)	(7,630)
Net transfers to separate accounts	(1,672)	(1,458)	(3,327)
Commissions and other expenses	(1,549)	(1,510)	(1,770)
Dividends paid to policyholders	(1,153)	(999)	(1,100)
Federal and foreign income taxes recovered (paid)	6	(340)	85

Net cash from operations	2,361	2,398	3,019

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	14,374	21,679	11,699
Common stocks – unaffiliated	1,188	747	539
Mortgage loans on real estate	2,094	2,743	1,978
Real estate	157	240	703
Other	1,362	595	802

	19,175	26,004	15,721

Cost of investments acquired:
Bonds	(17,151)	(20,313)	(17,421)
Common stocks - unaffiliated	(1,161)	(621)	(591)
Mortgage loans on real estate	(3,556)	(2,459)	(3,159)
Real estate	(154)	(4)	(302)
Other	(2,290)	(2,141)	(1,180)

	(24,312)	(25,538)	(22,653)
Net increase in contract loans	(514)	(373)	(348)

Net cash from investments	(5,651)	93	(7,280)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(1,006)	(771)	994
Reverse repurchase agreements	939	192	(136)
Other cash provided (applied)	129	(324)	(836)

Net cash provided (applied) from financing and other sources	62	(903)	22

Net change in cash, cash equivalents and short-term investments	(3,228)	1,588	(4,239)
Cash, cash equivalents and short-term investments, beginning of year	3,884	2,296	6,535

Cash, cash equivalents and short-term investments, end of year	$656	$3,884	$2,296

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, structured settlement annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and variable interest entities where the company is the primary beneficiary and certain controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in surplus, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (i) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

record this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately; and (o) certain group annuity and universal life contracts which do not pass through all investment gains to contract holders are maintained in the separate accounts, whereas GAAP reports these contracts in the general account assets and liabilities of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

During 2006, the Company recorded a net pretax decrease to surplus of approximately $103 million attributable to corrections of prior year errors. The Company recorded $46 million through other prior period adjustments, a component of changes in surplus, $41 million through the change in non-admitted assets, and $16 million through the change in net unrealized capital gains. The $16 million decrease was attributable to a pricing error that resulted in an overstatement in the carrying value of common stock and surplus as of December 31, 2005.

Other prior period adjustments of $46 million includes $18 million attributable to the establishment of a liability for postemployment benefits for home office employee severance plans and $18 million attributable to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

In 2006, the Company recorded tax corrections which decreased surplus by $48 million, of which $41 million was recorded through surplus as a change in non-admitted assets, and $7 million was recorded through other prior period adjustments. In 2002 and 2003, the Company had incorrectly recorded its net deferred tax asset and federal income tax

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liability. The correction of these items to the net deferred tax asset in 2006 was non-admitted. These errors relate to the reporting of tax settlements with the federal government and the adjustment to taxes following the submission of the Company’s 2001 federal income tax return.

During 2005, the Company implemented a new disability income active life reserve system. As a result, the Company recorded a prior period disability reserve adjustment increasing the active life reserves by $52 million and disabled life reserves by $9 million, and these increases were recorded as a charge to surplus. These adjustments for both years complied with Statutory Statement of Accounting Principles (“SSAP”) No. 3 “Accounting Changes and Corrections of Errors.”

During 2006, the Company reclassified custodial receipt investments of $906 million from cash, cash equivalents and short-term investments to bonds in its Statutory Statements of Financial Position. Additionally, the reclassification was recorded as bonds acquired in the Statutory Statements of Cash Flows. The reclassification was made after the NAIC Securities Valuation Office (“SVO”) designated the custodial receipts as long-term bonds. The associated net investment income is now reported as long-term bond income. This change had no impact on net income. The December 31, 2005 custodial receipt investments’ balances totaling $868 million was not reclassified. If these balances were reclassified, the December 31, 2005 cash, cash equivalents and short-term investments’ and bonds’ balances would have been $3,016 million and $38,131 million, respectively.

Certain 2005 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market value, the Company has determined an estimated fair value using broker-dealer quotations or managements’ pricing model.

As of December 31, 2006 and 2005, the Company had a carrying value of $145 million and $22 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

e.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, including MassMutual Holding LLC (“MMHLLC”) and C.M. Life Insurance Company (“C.M. Life”), are accounted for using the equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying GAAP net equity, adjusted for certain non-

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

admitted assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividend distributions by MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to MassMutual’s equity in MMHLLC.

f.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers including those not-in-good standing or valued below 70% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g.	Mortgage loans on real estate

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

h.	Contract loans

Contract loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, contract loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were approximately $1 million as of December 31, 2006 and 2005, which were non-admitted. The majority of contract loans are variable rate loans adjusted annually. The carrying value for contract loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on contract loans more than 90 days past due is included in the unpaid balance of the contract loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held-for-sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held-for-sale is not depreciated. Adjustments to the carrying value of real estate held-for-sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

Other investments consist of investments in derivative financial instruments and other miscellaneous investments.

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.	Securities lending

The Company participates in a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held at third party institutions as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include treasury securities, agency bonds, mortgage-backed securities and investment grade corporate securities. The Company has the right to terminate the program at any time without penalty.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) contract loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred taxes, fixed assets, goodwill, outstanding premium, and reinsurance recoverables.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment are non-admitted assets.

Goodwill, which consists of a management contract assumed when the ownership of an affiliate was transferred to the Company in 2006, was $9 million, net of accumulated amortization of $2 million, as of December 31, 2006. The goodwill will be amortized to unrealized capital losses through 2009. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized to unrealized capital losses over the period in which the acquiring entity benefits economically, not to exceed 10 years.

p.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, unamortized software, the amount of the deferred tax asset that will not be realized by the end of the next calendar year, the prepaid pension plan asset, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position.

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life, and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded as a component of net income.

The Company may transfer investments from the general account to seed separate investment accounts. Investments transferred to separate accounts are transferred at their fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Realized capital losses associated with these transfers are recognized immediately.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Disability income policy reserves are generally calculated using the two year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and the 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life claim reserves are calculated using an actuarially accepted methodology and the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A, and 2001 Commissioner Individual Disability Table C morbidity tables.

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $324,110 million and $299,843 million as of December 31, 2006 and 2005, respectively. Of this total, the Company had $37,083 million and $27,595 million of life insurance in force as of December 31, 2006 and 2005, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated by pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death, accumulation and income benefits. The liabilities for guaranteed minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), and guaranteed minimum income benefits (“GMIB”) are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

A GMAB is a living benefit that provides the contract holder with a guaranteed minimum contract value at a specified time after its inception. If the account value is below that guarantee at the end of the specified period, it is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are 10 and 20 years. The 10 year variant may be reset annually after an initial two year period; resetting the benefit restarts the 10 year waiting period. In general, the GMAB requires a guaranteed term selection and adherence to limitations required by an approved asset allocation strategy.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A GMIB is a living benefit that provides the contract holder with a guaranteed minimum annuitization value. The GMIB would be beneficial to the contract holder if the contract holder’s account value is lower than the GMIB value at the time of annuitization.

The Company’s annuity and variable universal life GMDB, GMAB, and GMIB reserves are calculated in accordance with actuarial guidelines.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Reserves for funding agreements, dividend accumulations, premium deposit funds and investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

u.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

v.	Reverse repurchase agreements

The Company has entered into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is classified as net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily include liabilities related to collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

x.	Surplus

Surplus of the Company is reported to regulatory authorities and is intended to protect policyholders against possible adverse experience.

y.	Participating contracts

Participating contracts issued by the Company represented approximately 67% and 65% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2006 and 2005, respectively.

z.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2005, the National Association of Insurance Commissioners (“NAIC”) issued Statement of Statutory Accounting Principles (“SSAP”) No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. It also establishes statutory accounting principles for properties held for sale. Those properties shall be carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Depreciation is not recognized on held for sale properties. An impairment loss shall be recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Adoption of this statement did not result in a material impact to the Company’s financial condition or results of operations.

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC programs that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” The Company recorded a charge to surplus, through other, a component of changes in surplus, of $20 million to convert the LIHTC investment book values from the equity method to the amortized cost method and a related deferred tax asset of $7 million resulting in a $13 million cumulative effect adjustment after tax. Due to the non-admission of certain deferred tax assets under SSAP No. 10 “Income Taxes”, the deferred tax asset of $7 million was non-admitted resulting in a $20 million overall reduction to surplus.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In June 2006, the NAIC issued SSAP No. 94 “Accounting for Transferable State Tax Credits” with an effective date of December 31, 2006. SSAP No. 94 establishes statutory accounting principles for transferable state tax credits that are consistent with the Statutory Accounting Principles Statement of Concepts and Statutory Hierarchy. Transferable state tax credits held by reporting entities meet the definition of assets as specified in SSAP No. 4 “Assets and Nonadmitted Assets” and will be admissible assets to the extent the tax credits comply with the requirements of this statement. Adoption of this statement occurred in the fourth quarter of 2006 and did not result in a material impact to the Company’s financial condition or results of operations.

b.	Future adoption of accounting standards

In September 2006, the NAIC issued SSAP No. 95 “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets (or services) involved. Consequently, this statement adopts FAS No. 153 “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29.” The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

In December 2006, the NAIC issued SSAP No. 96 “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date would be non-admitted. The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

		December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,627	$223	$11	$4,839
States, territories and possessions	33	—	1	32
Political subdivisions of states, territories and possessions	101	21	—	122
Special revenue	5,205	57	44	5,218
Public utilities	1,420	44	19	1,445
Industrial and miscellaneous	26,637	625	255	27,007
Credit tenant loans	206	12	—	218
Parent, subsidiaries and affiliates	2,104	4	106	2,002

	$40,333	$986	$436	$40,883

		December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$7,119	$489	$18	$7,590
States, territories and possessions	34	—	—	34
Political subdivisions of states, territories and possessions	65	23	—	88
Special revenue	3,309	36	39	3,306
Public utilities	1,393	64	10	1,447
Industrial and miscellaneous	23,779	625	184	24,220
Credit tenant loans	233	15	—	248
Parent, subsidiaries and affiliates	1,331	3	3	1,331

	$37,263	$1,255	$254	$38,264

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

NAIC Class	Equivalent Rating Agency Designation	December 31,
		2006		2005
		Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$27,358	68%	$24,773	66%
2	Baa	9,464	24	8,954	24
3	Ba	1,688	4	1,610	4
4	B	1,375	3	1,445	4
5	Caa and lower	252	1	266	1
6	In or near default	196	—	215	1

	Total	$40,333	100%	$37,263	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2006 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$977	$981
Due after one year through five years	8,529	8,658
Due after five years through 10 years	10,666	10,803
Due after 10 years	20,161	20,441

	$40,333	$40,883

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years ended December 31,
	2006	2005	2004
	(In Millions)
Proceeds from sales	$6,747	$12,762	$3,700
Gross realized capital gains on sales	90	105	84
Gross realized capital losses on sales	87	80	52
Impairment losses	32	58	62

Portions of the interest related realized capital gains and losses were deferred into the IMR.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a systematic methodology to evaluate declines in fair value below book value. The methodology to evaluate declines in fair value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner. The book values of investments are written down to fair value when a decline in value is considered to be other-than-temporary.

As of December 31, 2006 and 2005, the Company had $13 million and $57 million, respectively, of unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds recorded as changes in net unrealized capital gains and foreign currency fluctuations recorded as changes in net unrealized foreign exchange capital gains on the Statutory Statements of Changes in Surplus. The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2006 and 2005.

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$574	$3	53	$228	$8	153
States, territories and possessions	—	—	—	30	1	2
Political subdivisions of states, territories and possessions	—	—	—	2	—	1
Special revenue	1,544	14	41	1,001	29	107
Public utilities	164	2	34	494	18	65
Industrial and miscellaneous	4,422	58	586	6,064	213	560
Credit tenant loans	35	—	3	22	—	3
Parent, subsidiaries and affiliates	118	102	7	82	1	4

	$6,857	$179	724	$7,923	$270	895

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $29 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, $8 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $231 million was in an unrealized loss position for a period of 12 months or more.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2006.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$1,044	$16	161	$57	$2	36
States, territories and possessions	28	—	2	4	—	1
Political subdivisions of states, territories and possessions	2	—	1	1	—	1
Special revenue	2,149	32	87	284	7	44
Public utilities	418	7	62	98	4	20
Industrial and miscellaneous	7,196	167	759	1,790	73	228
Credit tenant loans	1	—	1	35	—	1
Parent, subsidiaries and affiliates	41	1	2	48	2	2

	$10,879	$223	1,075	$2,317	$88	333

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2005 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments amounted to $7 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies. For U.S. governments, $2 million was in an unrealized loss position for a period of 12 months or more. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. government and cannot be settled for less than par at maturity.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2005 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $77 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2005.

For the year ended December 31, 2006, the Company had one wash sale transaction of an NAIC 3 rated bond with a book value of $1 million. The cost of the repurchased security and the gain on the transaction were less than $1 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Common stocks - unaffiliated

The cost and carrying value of common stocks were as follows:

	December 31,
	2006	2005
	(In Millions)
Cost	$848	$697
Gross unrealized gains	320	299
Gross unrealized losses	(23)	(35)

Carrying value	$1,145	$961

The gain and loss activity of common stocks, were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$224	$160	$138
Gross realized capital losses on sales	33	14	12
Impairment losses	8	18	9

As of December 31, 2006, investments in common stock in an unrealized loss position included holdings with a fair value of $71 million in 202 issuers. These holdings were in an unrealized loss position of $23 million, $8 million of which were in an unrealized loss position more than 12 months. As of December 31, 2005, investments in common stock with an unrealized loss position included holdings with a fair value of $139 million in 215 issuers. These holdings were in an unrealized loss position of $33 million, $16 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2006 and 2005.

As of December 31, 2006 and 2005, the Company had a carrying value of $309 million and $210 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Mortgage loans on real estate

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $10,007 million and $8,556 million, net of valuation allowances of $22 million and $5 million as of December 31, 2006 and 2005, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. On occasion, the Company advances funds for the payment of items such as real estate taxes, legal bills, and MAI appraisals to protect collateral. Typically, advances are made on problem loans for which

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million as of December 31, 2006 and 2005.

As of December 31, 2006, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2007	$341
2008	536
2009	644
2010	769
2011	979
Thereafter	4,403

Commercial mortgage loans	7,672
Residential mortgage loan pools	2,335

Total mortgage loans	$10,007

As of December 31, 2006 and 2005, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2006			December 31, 2005
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	3.9%	10.4%	6.3%	3.9%	14.7%	6.5%
Residential mortgage loan pools	4.1%	13.1%	6.9%	4.1%	14.1%	7.1%
Mezzanine mortgages	8.0%	20.0%	12.9%	7.0%	20.0%	11.5%

During the years ended December 31, 2006 and 2005, mortgage loan lending rates, including fixed and variable, on new issues were:

	2006		2005
	Low	High	Low	High
Commercial mortgages	5.3%	9.9%	4.7%	8.0%
Residential mortgage loan pools	5.9%	7.5%	6.5%	7.3%
Mezzanine mortgages	9.0%	18.0%	7.0%	20.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 86.3% and 92.0% as of December 31, 2006 and 2005, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98.6% and 98.0% as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized investment gains	$26	$65	$—
Gross realized investment losses	5	2	1
Impairment losses	—	—	3

As of December 31, 2006 and 2005, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2006 and 2005.

The balance in the valuation allowance as of December 31, 2006 and 2005 was $22 million and $5 million, respectively. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

Impaired mortgage loans consisted of the following:

	December 31,
	2006	2005
	(In Millions)
Impaired mortgage loans with valuation allowance	$22	$13
Less valuation allowances on impaired loans	(22)	(5)

Net carrying value of impaired mortgage loans	$—	$8

The average recorded investment in impaired loans was $21 million, $13 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was $2 million, less than $1 million, and $5 million for the years ended December 31, 2006, 2005, and 2004, respectively.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2006. Mortgage loans with a carrying value of $13 million had interest of $1 million that was more than 180 days past due as of December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2006	2005
	(In Millions)
California	$1,803	$1,419
Massachusetts	650	471
Texas	620	397
Illinois	393	265
New York	363	313
Washington	316	267
All other states and countries	3,527	3,370

Total commercial mortgage loans	7,672	6,502
Residential mortgage loan pools	2,335	2,054

Total mortgage loans	$10,007	$8,556

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools and there is no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2006 and 2005.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2006	2005
	(In Millions)
Held for the production of income	$1,904	$1,870
Accumulated depreciation	(600)	(602)
Encumbrances	(287)	(180)

Held for the production of income, net	1,017	1,088

Held-for-sale	169	158
Accumulated depreciation	(62)	(88)

Held-for-sale, net	107	70

Occupied by the Company	210	201
Accumulated depreciation	(69)	(61)

Occupied by the Company, net	141	140

Total real estate	$1,265	$1,298

The carrying value of non-income producing real estate, consisting primarily of land, was $14 million and $13 million as of December 31, 2006 and 2005, respectively. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Depreciation expense on real estate was $85 million, $93 million and $103 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The gain and loss activity of real estate investments was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$92	$158	$146
Gross realized capital losses on sales	36	7	21
Impairment losses	—	9	2

In 2005, the Company sold real estate with a fair value of $225 million into a real estate separate account offered to contract holders and recognized a gain of $117 million related to this sale.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held-for-sale. Properties acquired through foreclosure are automatically classified as held-for-sale.

As of December 31, 2005, the Company had ten properties classified as held-for-sale, which included, five offices, one of which was an office occupied by the Company, two retail centers, a hotel, a single family residence, and land.

During 2005, the office occupied by the Company (“Old Office”) was classified as held-for-sale after management decided to relocate some of its operations. During 2006, transition of operations from the Old Office to a new office was completed and the Company realized a loss of $1 million on disposition of the Old Office.

Of the remaining nine properties classified as held for sale at December 31, 2005, four offices were sold for a net gain of $7 million. Two properties, a hotel and single family residence, were sold for a net gain of less than $1 million. A retail center was reclassified from held-for-sale to held for the production of income due to anticipated increases in occupancy. Two of the properties classified as held-for-sale at December 31, 2005, a retail center and land, remained classified as held for sale at December 31, 2006.

During 2006, eleven single family residences were acquired as part of an employee relocation program and subsequently classified as held-for-sale. Of these properties, eight were sold during 2006 for a net loss of less than $1 million.

Also during 2006, three offices, a hotel, an apartment complex, a condo complex and an industrial building acquired in previous years were classified as held-for sale. Of these seven properties, two were sold, the hotel and apartment, for a net gain of $43 million. As of December 31, 2006, the Company held ten properties classified as held-for-sale.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Cornerstone Property Fund

In 2004 the Company transferred real estate with a fair value of $533 million into a real estate separate account, Cornerstone Property Fund, offered to contract holders. As of December 31, 2005, the Company had a deferred gain of $152 million related to this transfer.

In 2006, the assets and liabilities of the real estate separate account were transferred to two new partnerships, Cornerstone Holding LP and Cornerstone Patriot Non-REIT Holding LP (the “new partnerships”), which are included in partnerships and LLCs in the Statement of Financial Position. At the time of the transfer, all risks and rewards of the real estate separate account were effectively transferred to the new partnerships. This non-cash transfer effectively transferred the Company’s investment in the real estate separate account into these partnership interests. At the time of the transfer, all of the deferred gains were offset against the market value of the properties thereby bringing the Company’s investment in the new partnerships back to the Company’s historical cost of $398 million. The Company did not record a gain or loss associated with this transfer. For the portion of the new partnerships owned by outside investors, the Company recorded a surrender of their group annuity contracts and an offsetting change in reserves to effect the movement of the outside investors’ interests from the separate account to the new partnerships.

Of the real estate investments transferred into the new partnerships, the Company retained legal title to five of the properties (the “specified properties”) with an approximate market value of $315 million. With regard to these specified properties, the Company and the new partnerships also entered into a Total Return and Property Use Contribution Agreement (“TRAPUA”). The TRAPUA conveyed full economic ownership of these properties to the new partnerships. The new partnerships are entitled to, and receive directly, all money and items flowing from the specified properties including the proceeds from the sale of said properties. The new partnerships also pay all operating expenses, debt service and capital expenditures for the specified properties. The new partnerships indemnify the Company and any of its affiliates against, and agree to hold the Company harmless from any and all losses in connection with the specified properties. As the Company retained legal title to the specified properties, the Company remains primarily liable for obligations that may arise related to these specified properties in the event the new partnerships cannot meet their obligations under the TRAPUA. The Company records these specified properties at a nominal value as real estate. In substance, the book value of the specified properties has been moved from real estate to a partnership interest.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Partnerships and limited liability companies

The carrying value of partnerships and LLCs was $3,776 million and $2,635 million as of December 31, 2006 and 2005, respectively.

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$67	$44	$28
Gross realized capital losses on sales	2	7	16
Impairment losses	9	27	49

The Company invests in partnerships which generate low income housing tax credits (“LIHTC”). As of December 31, 2006, the Company’s investment in LIHTC investments was less than 1% of total invested assets. These investments currently have unexpired tax credits which range from 2 to 11 years and have an initial 15 year holding period requirement.

For determining impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments during 2006 were $5 million, which consisted of MMA Financial LLC for $2 million and WFC Apartments LP, Countryside Corp Tax 3 and Alliant Tax Credit Fund for approximately $1 million each.

There were no write-downs or reclassifications made during the years ended December 31, 2006 and 2005 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Bonds	$2,410	$2,286	$2,089
Preferred stocks	4	2	9
Common stocks - subsidiaries and affiliates	201	138	126
Common stocks - unaffiliated	66	51	30
Mortgage loans on real estate	626	585	578
Contract loans	557	524	507
Real estate	221	252	280
Partnerships and LLCs	293	230	125
Derivatives and other invested assets	181	277	379
Cash, cash equivalents and short-term investments	104	130	111

Subtotal investment income	4,663	4,475	4,234
Amortization of IMR	(57)	(24)	34
Net gain from separate accounts	18	26	11
Less investment expenses	(469)	(455)	(441)

Net investment income (loss)	$4,155	$4,022	$3,838

g.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Bonds	$(29)	$(33)	$(30)
Preferred stocks	16	14	—
Common stocks - subsidiaries and affiliates	18	1	—
Common stocks - unaffiliated	183	128	117
Mortgage loans on real estate	21	63	(4)
Real estate	56	142	123
Partnerships and LLCs	56	10	(37)
Derivatives and other	(72)	(221)	(30)
Federal and state taxes	(51)	1	(21)

Net realized capital gains (losses) before deferral to IMR	198	105	118

Net losses deferred to IMR	76	168	28
Less taxes	(26)	(59)	(9)

Net after tax losses deferred to IMR	50	109	19

Net realized capital gains (losses)	$248	$214	$137

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net realized gains (losses) on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Interest rate swaps	$(76)	$(120)	$(74)
Currency swaps	94	(11)	1
Equity and credit default swaps	—	1	—
Options	1	(50)	(58)
Forward commitments	(5)	(20)	116
Financial futures	6	(19)	(13)

Net derivative realized capital gains (losses)	$20	$(219)	$(28)

h.	Securities lending

As of December 31, 2006 and 2005, securities with a fair value of $271 million and $745 million, respectively, were on loan. Collateral in the form of securities of $280 million and $768 million was held on the Company’s behalf, by a trustee, as of December 31, 2006 and 2005, respectively.

i.	Repurchase and reverse repurchase agreements

As of December 31, 2006, the Company had no repurchase agreements outstanding. As of December 31, 2005, the Company had repurchase agreements outstanding with a total carrying value of $37 million. The outstanding amount as of December 31, 2005 was collateralized by bonds with a fair value of $37 million.

As of December 31, 2006 and 2005, the Company had reverse repurchase agreements outstanding with total carrying values of $1,183 million and $244 million, respectively. As of December 31, 2006, the maturities of these agreements ranged from January 4, 2007 through January 29, 2007 while the interest rates ranged from 4.5% to 5.6%. The outstanding amounts as of December 31, 2006 and 2005 were collateralized by bonds with a fair value of $1,182 million and $245 million, respectively.

5.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

One of the Company’s wholly-owned subsidiaries, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker-dealers, and international life and annuity operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities.

For the domestic life insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $503 million as of December 31, 2006 is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2007.

International insurance subsidiaries include operations in Japan, Taiwan, Hong Kong, Europe and Bermuda. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2006, the ownership of Golden Retirement Resources Inc. was transferred from MMHLLC to the Company resulting in no gain or loss.

In 2006 and 2005, the Company contributed additional paid-in capital of $86 million and $517 million, respectively, to its subsidiaries including MMHLLC. During 2005, the Company contributed capital to MMHLLC to establish a new monoline financial guaranty insurance company, MML Assurance, Inc. (“MMLA”). MMLA had not issued any insurance policies or collected any premiums as of December 31, 2006. Additionally, it is expected that MMLA will surrender its insurance license to the New York State Insurance Department and be fully liquidated during the second quarter of 2007. During the first quarter of 2005, MMHLLC purchased Baring Asset Management, LTD. During the fourth quarter of 2005, MMHLLC completed the sale of Antares Capital Corporation (“Antares”) and as a result MMHLLC, with a portion of the proceeds of the sale, paid down debt owed to the Company.

The Company received dividends from MMHLLC of $175 million and $100 million in 2006 and 2005, respectively. The carrying value of MMHLLC was $1,955 million and $1,713 million as of December 31, 2006 and 2005, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,023 million and $1,038 million as of December 31, 2006 and 2005. The Company recorded interest income on MMHLLC debt of $66 million and $72 million in 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$1,220	$1,367	$2,295
Net income	155	137	72
Assets	13,674	13,544	13,299
Liabilities	12,959	12,892	12,680

Summarized below is GAAP financial information for the unconsolidated subsidiaries; not included above:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$6,364	$5,029	$4,214
Net income	456	693	342
Assets	34,907	27,577	19,608
Liabilities	31,857	24,875	18,042

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. To a much lesser extent, some, approximately $114 million in replicated asset statement value, of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options and pays a premium in order to transform its callable liabilities into fixed term liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. The increase in yield from the cap and swaption contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company’s competitiveness and reducing the policyholder’s incentive to surrender. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are structured to mitigate the durations of fixed maturity investments

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2006 and 2005, the Company held collateral of $873 million and $1,100 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $139 million and $154 million as of December 31, 2006 and 2005, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$584	$27,582	$10	$2,318
Currency swaps	180	1,323	61	275
Equity and credit default swaps	(5)	736	1	224
Options	212	6,614	(4)	120
Interest rate caps and floors	—	10	—	30
Forward commitments	(12)	1,107	(1)	224
Financial futures - long positions	—	413	—	—

Total	$959	$37,785	$67	$3,191

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$756	$30,046	$8	$1,397
Currency swaps	281	1,263	74	324
Equity and credit default swaps	(1)	529	—	—
Options	228	9,146	—	—
Interest rate caps and floors	—	1,059	—	—
Forward commitments	10	1,545	3	50
Financial futures - short positions	—	530	—	—

Total	$1,274	$44,118	$85	$1,771

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31, Remaining Life of Notional Amount
	One year	Two Through Five Years	Six Through Ten Years	After Ten Years	Total 2006	Total 2005
	(In Millions)
Interest rate swaps	$6,423	$11,241	$5,145	$7,091	$29,900	$31,443
Options	—	130	2,488	4,116	6,734	9,146
Currency swaps	115	477	847	159	1,598	1,587
Other derivatives	1,769	511	264	200	2,744	3,713

Total	$8,307	$12,359	$8,744	$11,566	$40,976	$45,889

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2006	2005
	(In Millions)
Open interest rate swaps in a fixed receive position	$14,176	$15,256
Open interest rate swaps in a fixed pay position	10,501	9,500
Other interest related swaps	5,223	6,687

Total interest rate swaps	$29,900	$31,443

7.	Amounts on deposit with government authorities

The Company had assets in the amount of $28 million and $27 million as of December 31, 2006 and 2005, respectively, which were on deposit with government authorities or trustees as required by law.

8.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$40,333	$40,883	$37,263	$38,264
Preferred stocks	255	273	132	144
Common stocks - unaffiliated	1,145	1,145	961	961
Mortgage loans on real estate	10,007	10,052	8,556	8,740
Contract loans	7,799	7,799	7,284	7,284
Derivative financial instruments	959	959	1,274	1,274
Cash, cash equivalents and short-term investments	656	656	3,884	3,884

Financial liabilities:
Derivative financial instruments	$67	$67	$85	$85
Funding agreements	2,280	2,279	2,971	2,992
Investment-type insurance contracts	10,799	10,777	11,072	10,989

As of December 31, 2006 and 2005, approximately 76% and 71%, respectively, of bond securities were priced by external vendors and broker quotations. Internal models were used to price approximately 24% and 29% of bond securities as of December 31, 2006 and 2005, respectively.

The average fair value of derivative financial instrument assets was $1,117 million and $1,376 million during 2006 and 2005, respectively. The average fair value of derivative financial instrument liabilities was $76 million and $81 million during 2006 and 2005, respectively.

9.	Fixed assets

The Company’s fixed assets are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. Fixed assets were $169 million and $141 million, net of accumulated depreciation of $349 million and $317 million, as of December 31, 2006 and 2005, respectively. Depreciation expense on fixed assets was $50 million, $55 million and $59 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Deferred and uncollected life insurance premiums

Deferred and uncollected life insurance premiums are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading.

	December 31,
	2006		2005
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	$49	$21	$44	$20
Ordinary renewal	487	520	479	506
Group life	17	17	15	15

Total	$553	$558	$538	$541

11.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2006 ($ in Millions):

Issue Year	Amount	Interest Rate	Maturity Date
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2006, the unapproved interest was $7 million. Interest of $41 million was approved and paid during each of the years ended December 31, 2006, 2005 and 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of these contracts and arrangements related to unconsolidated subsidiaries and affiliates were $164 million, $167 million and $151 million for 2006, 2005 and 2004, respectively. The majority of these fees were from C.M. Life, which accounted for $85 million in 2006, $100 million in 2005 and $113 million in 2004. As of December 31, 2006 and 2005, the net amounts due from these subsidiaries and affiliates were $41 million and $60 million, respectively. These outstanding balances are due and payable within 30 days of billing.

The Company has agreements with its affiliates, including OppenheimerFunds Inc., whereby the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. For the years ended December 31, 2006, 2005 and 2004, revenue of $18 million, $16 million and $15 million, respectively, was recorded by the Company under these agreements. As of December 31, 2006 and 2005, the net amounts due from these affiliates were $3 million and $4 million, respectively. These outstanding balances are due and payable within 90 days.

Various unconsolidated subsidiaries and affiliates, including Babson Capital Management LLC (“Babson Capital”), provide investment advisory services to the Company. Fees incurred for such services were $166 million, $160 million and $147 million for 2006, 2005 and 2004, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $11 million, $11 million and $9 million for 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amounts due to these subsidiaries and affiliates were $45 million and $46 million, respectively. These outstanding balances are due and payable within 30 days of billing.

In 2005 and 2003, the Company entered into modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on traditional, individual life insurance policies. The predominant contract types are whole life, endowments, and term insurance. Modco, a form of coinsurance, is used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modified coinsurance adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. Fees and other income included modified coinsurance adjustments of $25 million, $32 million and $16 million that were recorded by the Company in 2006, 2005 and 2004, respectively. Total premium assumed by the Company under these agreements was $63 million, $67 million and $40 million for the years ended December 31, 2006, 2005 and 2004, respectively. Fees and other income also included $6 million, $36 million and $6 million of expense allowances on reinsurance assumed in 2006, 2005 and 2004, respectively. Total policyholders’ benefits

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

assumed were $22 million, $20 million and $14 million in 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amount due from the Japanese affiliate was $4 million and $2 million, respectively. These outstanding balances are due and payable within 90 days.

The Company has reinsurance agreements with its subsidiary and indirect subsidiary, C.M. Life and Bay State, including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed under these agreements was $108 million, $114 million and $168 million in 2006, 2005 and 2004, respectively. Fees and other income included $25 million, $26 million and $86 million of expense allowances in 2006, 2005 and 2004, respectively. Total policyholders’ benefits incurred for these agreements were $109 million, $75 million and $92 million in 2006, 2005 and 2004, respectively. Fees and other income also include modified coinsurance adjustments of $50 million, $47 million and $40 million recorded from Bay State and C.M. Life in 2006, 2005 and 2004, respectively. Experience refunds of $7 million, $7 million and $16 million were paid to Bay State and C.M. Life in 2006, 2005 and 2004, respectively. In 2004, the Company discontinued its coinsurance agreements for new business related to two universal life products with C.M. Life. As of December 31, 2006, the amounts due from C.M. Life and Bay State were $7 million and $1 million, respectively.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Policyholders’ benefits paid related to these exchange programs were $159 million, $88 million and $118 million in 2006, 2005 and 2004, respectively. The Company has an agreement with C.M. Life to compensate the Company for its previous efforts in obtaining the contracts that are now being exchanged. As a result of these exchanges, the Company had commissions receivable of $1 million and less than $1 million as of December 31, 2006 and 2005, respectively, and received commissions of $4 million, $1 million and $5 million from C.M. Life for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company had outstanding amounts due to Babson Capital of $25 million at 4.3% and $25 million at 4.0%, and to Cornerstone Real Estate Advisers, LLC of $5 million at 4.3% and $5 million at 4.0% as of December 31, 2006 and 2005, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million for the years ended December 31, 2006 and 2005.

13.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or in excess of the retention limit. The Company also reinsures all of its long-term care business and a portion of its disability business. The amounts reinsured are on a yearly renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $1,139 million assuming no return of the assets backing these reserves from the reinsurer to the Company upon termination of these agreements.

Premium ceded was $492 million, $436 million and $378 million and reinsurance recoveries were $243 million, $215 million and $166 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amounts recoverable from reinsurers were $89 million and $78 million as of December 31, 2006 and 2005, respectively. As of December 31, 2006, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance.

Reserves ceded were $1,316 million and $1,068 million as of December 31, 2006 and 2005, respectively. Of these reserves, the amounts associated with life insurance policies for mortality and other related risks totaled $992 million and $801 million as of December 31, 2006 and 2005, respectively. The remaining balance relates to long-term care and disability policies.

The Company also writes group health business through UniCARE Life and Health Insurance Company (“UniCARE”), a third party administrator. Pursuant to a 1994 reinsurance agreement, the Company cedes 100% of this business to UniCARE. Premium ceded was less than $1 million for the years ended December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Individual life	$29,023	2.5% - 6.0%	$27,893	2.5% - 6.0%
Group annuities	8,893	2.3% - 11.3%	9,020	2.3% - 11.3%
Group life	8,871	2.5% - 4.5%	8,696	2.5% - 4.5%
Individual annuities	3,151	2.3% - 11.3%	2,808	2.3% - 11.3%
Individual universal and variable life	1,863	3.5% - 6.0%	1,448	3.5% - 6.0%
Disabled life claim reserves	1,703	3.5% - 6.0%	1,660	3.5% - 6.0%
Guaranteed investment contracts	586	2.5% - 13.0%	669	2.5% - 13.0%
Disability active life reserves	559	3.5% - 6.0%	549	3.5% - 6.0%
Other	155	2.5% - 4.5%	153	2.5% - 4.5%

Total	$54,804		$52,896

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. In 2006, the Company exited this market and ceased issuing new contracts.

As of December 31, 2006, GIC reserves totaled $586 million, which included $137 million in contracts that can be surrendered with a market-value adjustment.

As of December 31, 2006, the Company’s GIC reserves by maturity year were as follows:

(In Millions)
2007	$125
2008	131
2009	288
2010	8
2011	34

Total	$586

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
	($ In Millions)
Funding agreements	$2,280	2.6% -10.2%	$2,971	2.6% -10.2%
Dividend accumulations	607	4.3% - 4.7%	604	4.3% - 4.6%
Supplementary contracts	579	0.3% - 8.0%	624	0.3% - 8.0%
Other	120	4.0% - 8.0%	140	4.0% - 8.0%

Total	$3,586		$4,339

Structurally similar to GICs, funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements in these programs have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. During 2006, a foreign-denominated medium-term note contract matured and resulted in a foreign currency loss of $102 million recorded in other realized capital losses. This loss was offset by a gain on currency swaps. Assets received for funding agreements may be invested in either the Company’s general investment account (“GIA”) or in a separate investment account. As of December 31, 2006, GIA funding agreement balances totaled $2,280 million, consisting of $2,227 million in note programs and $53 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to domestic and/or international investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were initially issued from the Company’s $2 billion European Medium-Term Note Program, now in run-off, and are now issued from its $5 billion Global Medium-Term Note Program (“GMTN”). In 2006, the Company added a new contractual separate investment account for the benefit of the GMTN. Separate investment account assets and liabilities represent segregated funds administered and invested by the Company.

As of December 31, 2006, the Company had cumulatively issued $4,254 million of funding agreements under these programs and $2,491 million at par remained outstanding.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2006, the Company’s GIA funding agreement balances by maturity year were as follows:

(In Millions)
2007	$520
2008	306
2009	464
2010	205
2011	4
Thereafter	781

Total	$2,280

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses to be associated with the processing and settling of these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2006	2005
	(In Millions)
Claim reserves, beginning of year	$1,792	$1,722
Less reinsurance recoverables	(88)	(98)

Net claim reserves, beginning of year	1,704	1,624

Claims paid related to:
Current year	(21)	(15)
Prior years	(265)	(242)

Total claims paid	(286)	(257)

Incurred related to:
Current year’s incurred	212	197
Current year’s interest	5	5
Prior years’ incurred	14	59
Prior years’ interest	79	76

Total incurred	310	337

Net claim reserves, end of year	1,728	1,704
Plus reinsurance recoverables	107	88

Claim reserves, end of year	$1,835	$1,792

The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends. The prior years’ incurred claims in 2006 included a $4 million decrease related to prior year corrections. In 2005, the prior years’ incurred claims included an $8 million increase related to prior year corrections. The prior year corrections were recorded as a component of other changes in surplus; in 2006, they were classified as other prior period adjustments and, in 2005, they were classified as prior period disability reserve adjustments.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2006	2005
	(In Millions)
Disabled life claim reserves	$1,703	$1,660
Accrued claim liabilities	25	44

Net claim reserves, end of year	$1,728	$1,704

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death, accumulation and income benefits on annuity and variable universal life contracts:

	Annuity			Life
	GMDB	GMAB	GMIB	GMDB	Total
	(In Millions)
December 31, 2006	$3	$6	$13	$66	$88
December 31, 2005	3	4	7	20	34

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death, accumulation and income benefits classified as policyholders’ reserves and separate investment account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2006			December 31, 2005
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$6,945	$38	59	$6,049	$65	59
GMAB	754	—	N/A	507	—	N/A
GMIB	1,519	1	59	1,017	1	59

Account balances of annuity contracts with GMDB guarantees invested in separate investment accounts were $6,134 million and $5,131 million as of December 31, 2006 and 2005, respectively. In addition to the amount invested in separate investment account options, $811 million and $918 million of account balances of annuity contracts with GMDB guarantees were invested in general investment account options as of December 31, 2006 and 2005, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2006 and 2005, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $598 million and $397 million, respectively.

The determination of GMDB, GMAB, and GMIB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90. GMAB benefits will be paid either 10 or 20 years from their election, depending on the terms of the benefit. GMIB benefits are generally expected to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

be initiated between ages 60 and 80; the Company does not expect significant elections after age 80 as the benefit accumulation ceases at that time.

15.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $90 million, $70 million and $40 million to its qualified defined benefit plan for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company sponsors funded (qualified 401k thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching thrift contributions by the Company were $18 million, $20 million and $21 million for the years ended December 31, 2006, 2005 and 2004, respectively, and were included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

The fair value of the funded pension plan assets was $1,364 million and $1,228 million, as of the measurement date of September 30, 2006 and 2005, respectively.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The obligation to pay the Company’s other postretirement benefits has been allocated to MassMutual Benefits Management Inc., (“MMBMI”), a wholly owned subsidiary of MMHLLC. MMBMI was set up to design, administer, account for, and report on the benefits and wellness programs for the active and retired domestic

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

employees and agents of the Company, which continues to be the Plan Sponsor. As sponsor, the Company continues to record the liability with a corresponding receivable from MMBMI; as such, these allocations do not relieve the Company of its primary liability.

For the periods ended December 31, 2006 and 2005, the SSAP No. 14 “Accounting for Postretirement other than Pensions” other postretirement benefit liabilities of $188 million and $176 million, respectively, was allocated to MMBMI. Total SSAP No. 14 other postretirement expenses were $28 million, $26 million and $26 million, of which $16 million, $16 million and $15 million for the periods ended December 31, 2006, 2005 and 2004, respectively, were allocated to MMBMI. MMBMI is primarily allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of transition obligation primarily remain recorded by the Company.

MMBMI also holds intercompany notes receivable with MMHLLC of $263 million which generated investment income of $17 million and $16 million for the periods ended December 31, 2006 and 2005, respectively, to pay for other postretirement benefits under the Plan.

The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the income statement of the differences between the plan’s funded status and the accrued or prepaid cost on a company’s balance sheet when the company first transitioned to SSAP 14. As of December 31, 2006 and 2005, the net unfunded projected benefit obligation was $265 million and $278 million, respectively, for employees and agents that are eligible to retire or are currently retired, and has been allocated to MMBMI.

Projected benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits deemed earned as of December 31, 2006 projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, termination, disability, or death. As illustrated in note 15c, the projected benefit obligation for postretirement plans as of December 31, 2006 and 2005 was $274 million and $288 million, respectively. The change in projected benefit obligation is detailed in section c. Benefit obligations.

The Company provides postemployment benefits for home office employees. As discussed in note 2b, Corrections of errors and reclassifications, the Company accrued postemployment benefits for home office employees’ severance plans in the fourth quarter of 2006. The net accumulated liability recorded for these benefits as of December 31, 2006 was $23 million, of which $22 million was related to prior years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company also provides postemployment benefits for agents. The Company accrues postemployment benefits for agents that qualify for long-term disability. The net accumulated liability for these benefits was $10 million as of December 31, 2006 and 2005.

The fair value of funded plan assets for the Company’s other postretirement benefit plans was $9 million and $10 million, respectively, as of a measurement date of September 30, 2006 and 2005, respectively.

c.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of December 31, 2006 based on service and compensation as of December 31, 2006 and do not take into consideration future salary increases. The vested accumulated benefit obligation for defined benefit plans as of December 31, 2006 and 2005 was $1,320 million and $1,277 million, respectively.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of December 31, 2006 projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death. The vested projected benefit obligation for defined benefit plans as of December 31, 2006 and 2005 was $1,404 million and $1,383 million, respectively.

The following table sets forth the change in the projected benefit obligation of the defined benefit pension plans and other postretirement plans for vested employees as of December 31, 2006 and 2005, using a September 30, 2006 and 2005 measurement date, adjusted for fourth quarter activity:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Change in projected benefit obligation:
Projected benefit obligation, beginning of year	$1,383	$1,197	$288	$258
Service cost	44	39	7	5
Interest cost	74	70	15	15
Actuarial (gain) loss	35	54	(20)	23
Benefits paid	(85)	(64)	(25)	(24)
Contributions by plan participants	—	—	9	8
Plan amendments	—	—	—	3
Change in actuarial assumptions	(47)	87	—	—

Projected benefit obligation, end of year	$1,404	$1,383	$274	$288

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A few of the major assumptions used include: expected return on assets, expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The change in actuarial assumptions is primarily due to the change in the discount rate. The discount rates used to value the benefit obligation for the years 2006 and 2005 were 5.75% and 5.50%, respectively. The annual change in the discount rate is directly correlated to the change in the Moody’s Aa Corporate Bond rate as of the measurement date of September 30, 2006. Each 25 basis point change in the discount rate results in an approximate $47 million change in the pension benefit obligation.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Projected benefit obligation for:
Vested employees	$1,404	$1,383	$274	$288
Non-vested employees	28	32	36	40

	$1,432	$1,415	$310	$328

Accumulated benefit obligation for:
Vested employees	$1,320	$1,277	$274	$288
Non-vested employees	19	24	36	40

	$1,339	$1,301	$310	$328

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of a September 30, 2006 and 2005 measurement date:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of year	$1,228	$1,071	$10	$11
Actual return on plan assets	113	137	—	—
Employer contributions	108	84	15	15
Benefits paid	(85)	(64)	(25)	(24)
Contributions by plan participants	—	—	9	8

Fair value of plan assets, end of year	$1,364	$1,228	$9	$10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	Actual 2006	2006 Target Ranges	Actual 2005
Domestic equity	53%	45.0% - 55.0%	55%
International equity	11	7.5% - 12.5%	12
Domestic fixed-income	28	25.0% - 35.0%	24
Alternative investments	8	7.5% - 12.5%	9

Total	100%		100%

As of December 31, 2006 and 2005, the fair value of the pension plan assets of $1,424 million and $1,238 million, respectively, were invested in group annuity contracts, which invest in the Company’s general and separate accounts. As of September 30, 2006 and 2005, the fair value of the pension plan assets were $1,364 million and $1,228 million, respectively.

The Company employs a total return investment approach whereby a mix of equities, fixed-income investments and securities lending are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across United States (“U.S.”) and non-U.S. stocks, as well as growth, value, and small and large capitalization mutual funds. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Currently, approximately 67% of alternative assets are invested in public equity funds. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

Related party assets included in plan assets are as follows (in millions):

Small cap core (OFI)	$206
Capital appreciation	156
International equity (OFI)	71
Enh index value (Babson)	67
Bernstein diversified value	61
Large value (OFI)	34
Real estate (OFI)	30
MM premier value	25
MM premier high yield	19
Tremont core diversified hedge fund (OFI)	17
Select large cap value (Davis)	16
MM premier enhanced	10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans’ weighted-average asset allocations by asset category are as follows:

	Plan Assets as of September 30,
Asset Category	2006	2005
Domestic fixed-income	41%	47%
Cash and cash equivalents	59	53

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Funded status and presentation on the Statutory Statements of Financial Position

The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods or represent amounts that will be recognized as expenses in the future. The following table sets forth the funded status of the plans as of December 31, 2006 and 2005, using a September 30, 2006 and 2005 measurement date, adjusted for fourth quarter activity, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statements of Financial Position. The net amount recognized of $188 million and $176 million, as of December 31, 2006 and 2005, respectively, for other postretirement benefits was allocated to MMBMI. The Company continues to record the liability with a corresponding receivable from MMBMI.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Fair value of plan assets, end of year	$1,364	$1,228	$9	$10
Less projected benefit obligations, end of year	1,404	1,383	274	288

Funded status	$(40)	$(155)	$(265)	$(278)

Funded status	$(40)	$(155)	$(265)	$(278)
Unrecognized net actuarial loss	436	506	38	59
Unrecognized prior service cost	1	—	2	3
Remaining net obligation at initial date of application	6	7	31	37
Effect of fourth quarter activity	6	3	6	3

Subtotal net amount recognized	409	361	(188)	(176)
Less assets non-admitted	558	510	—	—

Net amount recognized	$(149)	$(149)	$(188)	$(176)

The net under funded position of the Company’s defined benefit pension plans was $40 million and $155 million as of December 31, 2006 and 2005, respectively. The qualified pension plan was over funded by $165 million and $56 million and the non-qualified pension plans (primarily deferred compensation) were under funded by $205 million and $211 million for the years ended December 31, 2006 and 2005, respectively. Therefore, the non-qualified pension plans are backed solely by the surplus of the Company at the present time.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other than invested assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The Company continues to record the liability with a corresponding receivable from MMBMI. The status of these plans as of December 31, 2006 and 2005, using a September 30 measurement date, adjusted for fourth quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$552	$503	$—	$—
Intangible assets	6	7	—	—
Less assets non-admitted	(558)	(510)	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(192)	(196)	(188)	(176)
Surplus	43	47	—	—

Net amount recognized	$(149)	$(149)	$(188)	$(176)

The change in net amount recognized for net pension benefits is as follows:

	Pension Benefits
	2006	2005
	(In Millions)
Subtotal net amount recognized, beginning of year	$361	$335
Employer contributions	108	84
Periodic cost	(61)	(58)
Other	1	—

Subtotal net amount recognized	409	361
Non-admitted asset	(558)	(510)

Net amount recognized, end of year	$(149)	$(149)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

Net periodic (benefit) cost is the annual accounting expense or income that the Company recognized and included in operating expenses in the Statutory Statements of Income for the years ended December 31, 2006 and 2005. Of the total net periodic benefit cost of $28 million and $26 million for the years ended December 31, 2006 and 2005, respectively, for other postretirement benefits, $16 million was allocated to MMBMI in both years.

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$44	$39	$7	$5
Interest cost	74	70	15	15
Expected return on plan assets	(90)	(80)	—	—
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized net actuarial and other losses	32	28	1	1

Total net periodic cost	$61	$58	$28	$26

(Decrease)/increase in minimum liability included in surplus	$(4)	$3	$—	$—

The Company expects to spend $37 million to meet its expected obligations under its nonqualified pension plans and other postretirement benefit plans in 2007.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2007	$64	$22	$2
2008	67	23	2
2009	70	25	3
2010	74	26	3
2011	78	27	3
2012-2016	465	152	15

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans for the years ended December 31, 2006, 2005 and 2004 is as follows:

	2006	2005	2004
	(In Millions)
Life	$2	$2	$2
Medical	43	45	38
Postretirement	28	26	26
Disability	2	2	3
Pension	61	58	54
Thrift	18	20	21
Other benefits	15	12	16

Total	$169	$165	$160

h.	Assumptions

The weighted-average assumptions and assumed health care cost trend rates, using a measurement date of September 30, 2006 and 2005 by the Company, to calculate the benefit obligations as of December 31, 2006 and 2005 to determine the benefit costs are as follows:

	Pension Benefits		Other Postretirement Benefits
	2006	2005	2006	2005
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.75%	5.50%	5.75%	5.50%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	5.50%	6.00%	5.50%	6.00%
Long-term rate of return on assets	7.75%	8.00%	3.00%	3.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	—	—	8.00%	8.00%
Ultimate health care cost trend rate after gradual decrease until 2010 for both years 2006 and 2005, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established using a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long term. Current market

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2006:

	One-Percentage Point Increase	One-Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$(1)
Effect on other postretirement benefit obligation	17	(16)

i.	Employee compensation plans

A short-term incentive compensation plan exists that is offered to substantially all employees not covered by another incentive plan. Employees are given an annual bonus based on individual and company performance. The costs associated with the short-term incentive compensation plan were recorded by the Company.

Nonqualified deferred compensation plans are offered allowing certain employees and agents to elect to defer a portion of their compensation. Several shadow investment options are available under these plans. The costs associated with the nonqualified deferred compensation plan were recorded by the Company with approximately $2 million being allocated to affiliated unconsolidated subsidiaries, including MMHLLC.

Key employees of the Company have been granted performance units in a long-term incentive compensation plan. Under this plan, performance units are granted at the start of each three year performance period. An individual employee’s participation and/or the number of units granted may vary from one cycle to the next based on performance, impact on organization and relative contribution. Each unit’s value is based on the three year consolidated results for the total enterprise on pre-established goals and measures for each year within each performance cycle. Awards are paid at the completion of each three year performance period and are subject to forfeiture if separation from service occurs for reasons other than retirement, death, disability, divestiture or position elimination. In 2006, all of the costs were recorded by the Company. In 2005, 25% of the costs were allocated to MMHLLC with the remainder recorded by the Company. In 2004, 50% of the costs were allocated to MMHLLC with the remainder recorded by the Company. Some of the costs were allocated to MMHLLC, due to the total enterprise role of key individuals it was decided to compensate them a portion of their long-term incentive rewards out of MMHLLC.

Several key employees of the Company and MMHLLC have been granted special compensation agreements which provide fixed amounts that vest and become payable at retirement. These fixed amounts are invested in several shadow investment options specified by each agreement that allow for additional earnings to be credited based on market performance or at a stated interest rate. During 2006, 89% of the costs related to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the special compensation agreements were allocated to MMHLLC with the remainder recorded by the Company. In 2005, 98% of the costs related to the special compensation agreements were allocated to MMHLLC with the remainder recorded by the Company. In 2004, 99.9% of the costs were allocated to MMHLLC with the remainder recorded by the Company.

In addition to the above-mentioned plans, certain of the Company’s subsidiaries, including OppenheimerFunds, Inc., and Babson Capital Management, LLC, offer short-term compensation plans (profit sharing) to substantially all of their eligible employees. These plans are funded with a percentage of subsidiary profits before taxes, with funding payments made annually. Certain of the Company’s subsidiaries sponsor equity-type compensation plans. Under these plans, shares of restricted subsidiary common stock, stock options, stock appreciation rights, and phantom appreciation rights of the respective subsidiary may be awarded to key employees and directors. Due to the provisions of these plans, grants are accounted for either as awards to be settled in cash or as issuance of subsidiary common stock, depending on the plan and subsidiary. Compensation expense is accrued over the term of the awards, considering certain vesting provisions and changes in share price.

16.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in non-admitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within this caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2006	2005
	(In Millions)
Total deferred tax assets	$2,396	$2,315
Total deferred tax liabilities	(1,196)	(1,210)

Net deferred tax asset	1,200	1,105
Deferred tax assets non-admitted	(711)	(700)

Net admitted deferred tax asset	$489	$405

Increase in non-admitted asset	$(11)	$(93)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Federal income tax (benefit) expense on operating earnings	$(60)	$63	$122
Foreign income tax expense on operating earnings	10	10	10

	(50)	73	132
Federal income tax expense (benefit) on net capital gains (losses)	51	(1)	21

Total federal and foreign income tax expense	$1	$72	$153

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2006	2005	Change
	(In Millions)
Deferred tax assets:
Reserve items	$635	$664	$(29)
Policy acquisition costs	455	428	27
Investment items	310	286	24
Non-admitted assets	304	254	50
Policyholder dividend related items	261	241	20
Pension and compensation related items	188	169	19
Expense items	127	80	47
Unrealized investment losses	90	141	(51)
Other	26	52	(26)

Total deferred tax assets	2,396	2,315	81
Non-admitted deferred tax assets	(711)	(700)	(11)

Admitted deferred tax assets	1,685	1,615	70

Deferred tax liabilities:
Unrealized investment gains	411	509	(98)
Investment items	343	287	56
Pension items	194	177	17
Deferred and uncollected premium	182	178	4
Other	66	59	7

Total deferred tax liabilities	1,196	1,210	(14)

Net admitted deferred tax asset	$489	$405	$84

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Surplus:

	Years Ended December 31,
	2006	2005
	(In Millions)
Change in deferred tax assets	$81	$69
Change in deferred tax liabilities	14	34

Increase in deferred tax asset	95	103
Less items not recorded in the change in net deferred income taxes:
Cumulative effect of adoption of accounting principles	(7)	—
Balance transferred from subsidiary	(13)	—
Prior year correction	(41)	—
Tax effect of unrealized gains excluding cumulative effect of adoption of accounting principles	(128)	(102)
Tax effect of unrealized losses	52	28

(Decrease) increase in net deferred income taxes	$(42)	$29

As of December 31, 2006, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2006		2005		2004
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$229	35%	$220	35%	$151	35%
Investment items	(54)	(8)	(64)	(10)	(51)	(12)
Tax credits	(53)	(8)	(50)	(8)	(46)	(11)
Non-admitted assets	(49)	(7)	(6)	—	(6)	(1)
Policyholder dividends	(5)	(2)	(47)	(8)	52	12
Change in reserve valuation basis	(3)	—	(22)	(4)	—	—
Other	(22)	(3)	12	2	(6)	(1)

Total statutory income taxes	$43	7%	$43	7%	$94	22%

Federal and foreign income tax expense	$1		$72		$153
Change in net deferred income taxes	42		(29)		(59)

Total statutory income taxes	$43		$43		$94

During the year ended December 31, 2006, the Company received federal income tax payments in the amount of $6 million from subsidiaries and certain affiliates in accordance with the provisions of the written tax allocation agreement. In 2005, the Company paid federal income taxes in the amount of $340 million. In 2004, the Company received federal income tax refunds in the amount of $85 million. As of December 31, 2006, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses are as follows: $72 million in 2006, $18 million in 2005 and $76 million in 2004.

The Company and its eligible subsidiaries and certain affiliates are included in a consolidated United States federal income tax return. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

evaluating the applicability of FIN 48 on statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Based on data released by the United States Internal Revenue Service (“IRS”) during 2006 and 2005, the Company revised its estimate of the financial effect of the limitation used at year end 2005 and 2004, respectively.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. Certain affiliates of the Company, recorded on an equity method, repatriated $50 million under this provision during the 2005 calendar year. These affiliates would have paid approximately an additional $6 million in taxes on the repatriated earnings without the onetime dividend received deduction.

In 2006, the Company settled tax issues with the federal government for the years 1984 through 1987, and 1998 through 2000. As a result of these settlements, the Company’s tax liability was reduced by $61 million in 2006. The IRS is currently examining tax years 2001 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. While the Company is not aware of any adjustments that should reasonably give rise to a material adverse impact to the Company’s operating results, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the adjustment and the level of the Company’s income for the period.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and in the amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company attempts to control its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2006 and 2005 or for the three years ended December 31, 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs, and international insurance operations. The Company attempts to manage its currency exposure related to its medium-term note programs and a portion of its currency exposure related to its international operations through the use of derivatives. Capital invested by the Company, in its international operations, is hedged against currency exchange risk as the assets backing the capital are generally denominated in U.S. dollars.

Asset based management fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital. Total rental expense on net operating leases was $35 million, $34 million and $32 million, which is net of $19 million, $16 million and $10 million of sublease receipts, for the years ended December 31, 2006, 2005 and 2004, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2006 were as follows:

	Leases	Subleases	Net Operating Leases
	(In Millions)
2007	$55	$20	$35
2008	49	20	29
2009	44	21	23
2010	41	22	19
2011	35	20	15
Thereafter	80	58	22

Total	$304	$161	$143

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company, along with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, the Company’s former Chief Executive Officer (“former CEO”) filed a demand for arbitration contesting his termination “for cause” from the Company. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy the Employment Contract’s requirement for a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in his employment agreement. The Company has appealed this ruling to the Massachusetts state court. In 2006, the Company accrued an additional $9 million in compensation expense bringing the total accrual for this matter to approximately $71 million as of December 31, 2006.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $111 million of the original $268 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

e.	Regulatory inquiries

The Company is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, National Association of Securities

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Dealers, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2006 and 2005, the Company had approximately $130 million of outstanding unsecured funding commitments. As of December 31, 2006 and 2005, the Company had no liability attributable to the funding commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2006 and 2005, the Company had approximately $87 million and $74 million of outstanding letters of credit, respectively. As of December 31, 2006 and 2005, the Company had no liability attributable to the letter of credit arrangements.

MMHLLC entered into an international asset management agreement that includes guarantees to pay damages suffered by a customer incurred as a result of breach of MMHLLC’s obligation under the agreement, and for any willful default, negligence or fraud by MMHLLC or its subsidiaries. As of December 31, 2006, MMHLLC had no outstanding obligations attributable to these guarantees. This guarantee is subject to a $66 million limitation.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except Low Income Housing Tax Credits (“LIHTC”) which extend up to eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2006, the Company had the following commitments:

	2007	2008	2009	2010	There after	Total
	(In Millions)
Private placements	$354	$159	$121	$64	$312	$1,010
Mortgage loans	245	432	392	66	7	1,142
Real estate	20	—	—	—	—	20
Joint ventures, partnerships and LLCs	713	255	115	271	968	2,322
LIHTC Investments (including equity contributions)	30	9	—	—	2	41

Total	$1,362	$855	$628	$401	$1,289	$4,535

In November 2006, MassMutual Capital Partners LLC (“MassMutual Capital”), a newly formed indirect wholly-owned subsidiary of the Company, committed to purchase $300 million of newly issued convertible preferred stock of an unaffiliated reinsurer, representing a 34.4 percent ownership interest. This transaction is subject to the approval of the reinsurer’s shareholders and, if approval is received, a closing in the second quarter of 2007 is anticipated.

In June 2005, the Company and MassMutual Funding LLC, jointly as borrowers, entered into a five year revolving credit facility in the amount of $500 million. This facility was established with a syndicate of lenders, and may be used for general corporate purposes and commercial paper back-up. As of December 31, 2006 and 2005, the Company had no liability attributable to this facility.

In connection with acquisitions and dispositions, the Company had commitments related to property lease arrangements, certain indemnities, investments and other business obligations, in the normal course of business. As of December 31, 2006 and 2005, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2006 and 2005, the Company had no outstanding obligations attributable to these commitments and guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2006 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,689	15%
At book value less current surrender charge of 5% or more	401	1
At fair value	33,593	65

Subtotal	41,683	81%
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,304	5
Not subject to discretionary withdrawal	7,386	14

Total	$51,373	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2006:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$8,893
Policyholders’ reserves – individual annuities	3,151
Policyholders’ reserves – guaranteed investment contracts	586
Liabilities for deposit-type contracts	3,586

Subtotal	16,216

Separate Account Annual Statement:
Annuities	33,586
Other annuity contract deposit funds and guaranteed interest contracts	1,571

Subtotal	35,157

Total	$51,373

b.	Separate accounts

The Company has separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee; (2) non-indexed, which have reserve interest rates at no greater than 4% and/or fund long-term interest guarantee in excess of a year that does not exceed 4%; and (3) non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2006 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$497	$—	$6,398	$6,895

Reserves:
For accounts with assets at:
Fair value	$1,565	$984	$34,736	$37,285
Amortized cost	—	—	—	—

Total reserves	1,565	984	34,736	37,285
Other liabilities	—	—	428	428

Total	$1,565	$984	$35,164	$37,713

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,062	$—	$—	$1,062
At book value without fair value adjustment and current surrender charge of 5% or more	—	—	448	448
At fair value, which may or may not have a surrender charge	—	984	34,196	35,180
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	92	92

Subtotal	1,062	984	34,736	36,782
Other liabilities	503	—	428	931

Total	$1,565	$984	$35,164	$37,713

For the year ended December 31, 2006, net transfers to separate accounts which are included in the Statutory Statements of Income of $2,103 million, included transfers to separate accounts of $7,733 million and transfers from separate accounts of $5,630 million. In addition, $497 million of net deposits on deposit liabilities related to the Global Medium-Term Note Program were also transferred to separate accounts, but excluded from the Statutory Statements of Income.

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $1,698 million, $3,245 million and $1,125 million for the years ended December 31, 2006, 2005 and 2004, respectively; (2) the conversion of stocks to stocks of $314 million, $123 million and $135 million for the years ended December 31, 2006, 2005 and 2004, respectively; (3) stock distributions from other invested assets of $111 million, $7 million and $2 million for the years ended December 31, 2006,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

2005 and 2004, respectively; (4) the conversion of stocks to other invested assets of $71 million for the year ended December 31, 2006; (5) the conversion of bonds to stocks of $1 million, $9 million and $29 million for the years ended December 31, 2006, 2005 and 2004, respectively; (6) reclassification of short-term investments to bonds of $906 million for the year ended December 31, 2006; (7) the transfer of real estate assets from separate accounts to partnerships and limited liability companies of $398 million for the year ended December 31, 2006; (8) premium collected from customers that used policyholder dividends to pay renewal premium or to purchase additional insurance of $1,026 million, $884 million and $974 million for the years ended December 31, 2006, 2005 and 2004, respectively; (9) deposits from dividends left on deposit, to accumulate interest, of $40 million, $39 million and $44 million for the years ended December 31, 2006, 2005 and 2004, respectively; (10) policyholder dividends applied to reduce policy indebtedness of $19 million, $16 million and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively; and (11) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004.

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2006 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
MassMutual Holding LLC
The MassMutual Trust Company
MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company
MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC
HYP Management LLC
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding LLC
MassMutual Holding MSC, Inc.
MassMutual International LLC
MMHC Investment LLC
MML Investors Services, Inc.
MML Realty Management Corporation
Cornerstone Real Estate Advisers LLC
Babson Capital Management LLC
Oppenheimer Acquisition Corporation – 96.8%
MassMutual Baring Holding, LLC
MML Financial, LLC
MassMutual Capital Partners LLC

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MML Series Investment Fund II
MassMutual Select Funds
MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2006

Statements of Operations and Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2006 and 2005

Statutory Statements of Income for the years ended December 31, 2006, 2005 and 2004

Statutory Statements of Changes in Surplus for the years ended December 31, 2006, 2005 and 2004

Statutory Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

Notes to Statutory Financial Statements

        (b)  Exhibits:

Exhibit 1	Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Registrant, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement under the Securities Act of 1933, File No. 2-75412.

Exhibit 2	None

Exhibit 3	(i)(a) Copy of Distribution Agreement between the Registrant and MML Distributors, LLC, incorporated by reference to Exhibit 3 (i)(a) to Registrant’s Post Effective Amendment No. 11 to Registration Statement under the Securities Act of 1933, File No. 33-7724.

(i)(b) Copy of Co-Underwriting Agreement between the Registrant and MML Investors Services, Inc., incorporated by reference to Exhibit 3 (i)(b) to the Registrant’s Post Effective Amendment No. 11 to Registration Statement under the Securities Act of 1933, File No. 33-7724.

(ii) None

Exhibit 4	(i) Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract, incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 33-7724, filed and effective May 1, 1998.

Exhibit 5	Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract in Exhibit 4 incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 33-7724, filed and effective May 1, 1998.

Exhibit 6	(i) Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company, incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

(ii) Copy of the By-Laws of Massachusetts Mutual Life Insurance Company incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

Exhibit 7	None

Exhibit 8	(a) Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc., incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.

(b) Form of Participation Agreement with MML Series Investment Fund II, incorporated by reference to Initial Registration Statement No. 333-130156, filed on December 6, 2005.

(c) Rule 22c-2 Agreements with MML Series Investment Fund II and Oppenheimer Variable Account Funds, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney for:

Stuart H. Reese

Roger G. Ackerman

James R. Birle

Gene Chao

James H. DeGraffenreidt

Patricia Diaz Dennis

James L. Dunlap

William B. Ellis

Robert Essner

Robert M. Furek

William B. Marx, Jr.

John F. Maypole

Marc Racicot

Norman A. Smith

Carol A. Leary

Peter Lahaie

Incorporated by reference to Post-Effective Amendment No. 9 to Registration No. 333-81015, filed in April 2006.

Michael Rollings

Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-131007 on form N-4/A, filed with the Commission as an exhibit on November 3, 2006.

Exhibit 11	None

Exhibit 12	None

Exhibit 14	None

*	Filed herewith

Item 25.    Directors and Executive Officers of MassMutual

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below.

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

James R. Birle, Lead Director 1295 State Street Springfield, MA 01111	Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033 Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940	Stuart H. Reese, Director, Chairman, President and Chief Executive Officer (Principal Executive Officer) 1295 State Street Springfield, MA 01111

Executive Vice Presidents:

Frederick C. Castellani 1295 State Street Springfield, MA 01111	John V. Murphy 1295 State Street Springfield, MA 01111

Roger W. Crandall 1295 State Street Springfield, MA 01111	Mark Roellig 1295 State Street Springfield, MA 01111

William F. Glavin, Jr. 1295 State Street Springfield, MA 01111

Michael T. Rollings 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski 1295 State Street Springfield, MA 01111

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual. The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC - 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%).

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC - 50%; MML Realty Management Corporation - 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation which holds a real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest - 58%).

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% - of DP.)

e.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

f.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC - 97.9%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (10% by OFI).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers LLC - 50%).

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC - 79.43%; MassMutual Holding LLC - .07%; 1279342 Ontario Limited - 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada - 99.99 % and MassMutual International LLC - 0.1%).

a.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) Limitada - 33.49%).

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International LLC - 99.9%; MassMutual Holding LLC - .01%).

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. - 39%).

2.)	Fuh Hwa Securities Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MassMutual Mercuries Life Insurance Company - 30.7%; MassMutual International Holding MSC, Inc. - 21.1%).

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC - 80%; MM Real Estate Co., Ltd. - 7.6%; Protective Capital (International) Ltd. - 6.38%; MassMutual Asia Limited - 5.9%; and MassMutual Life Insurance Company - .02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

g.	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company - 4.8%; MassMutual International LLC - 95.2%).

11.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

12.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

13.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006), a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

14.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A.(June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.)	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.)	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

15.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund

•	Oppenheimer Enterprise Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund

•	Oppenheimer High Yield Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Large-Cap Core Trust (in the process of de-registering)

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest Capital Value Fund, Inc.

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Quest Value Fund, Inc.

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA Baring International Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010

•	Oppenheimer Transition 2015

•	Oppenheimer Transition 2020

•	Oppenheimer Transition 2030

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27.    Number of Contract Owners

As of January 31, 2007 there were 76,426 Separate Account 1 contracts in force.

Item 28.    Indemnification

RULE 484 UNDERTAKING

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State and for the MML Series Investment Fund and the MML Series Investment Fund II.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Alan Taylor	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	1295 State Street Springfield, MA 01111-0001

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

Item 31.    Management Related Services

None

Item 32.    Undertakings

(a)  Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)  Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

(e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible and single purchase payment, individual, multiple fund variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 1, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 22 to Registration Statement No. 33-7724 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2007.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ STUART H. REESE*
Stuart H. Reese, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

By:	/s/ STEPHEN L. KUHN
Stephen L. Kuhn*

On April 24, 2007, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	President and Chief Executive Officer (Principal Executive Officer)	April 24, 2007

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2007

/s/ NORMAN A. SMITH* Norman A. Smith	Corporate Vice President and Controller (Principal Accounting Officer)	April 24, 2007

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2007

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2007

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2007

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2007

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 24, 2007

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2007

/S/ ROBERT ESSNER* Robert Essner	Director	April 24, 2007

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2007

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 24, 2007

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2007

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2007

/S/ MARC RACICOT* Marc Racicot	Director	April 24, 2007

/s/ STEPHEN L. KUHN *Stephen L. Kuhn	On April 24, 2007, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, Edwin L. Kerr, have reviewed this Post-Effective Amendment No. 22 to Registration Statement No. 33-7724, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    EDWIN L. KERR

By

Edwin L. Kerr

Assistant Vice President and Counsel

Massachusetts Mutual Life Insurance Company

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP